UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC 20549


                             FORM 8-K


                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)      September 2, 1998


                      DATASTREAM SYSTEMS, INC.

       (Exact name of Registrant as specified in Its Charter)


 DELAWARE                 0-25590                           57-0813674
(State of                    (Commission                 (IRS Employer
Incorporation)                    File Number)      Identification No.)



50 DATASTREAM PLAZA, GREENVILLE, SC                            29605
(Address of principle executive offices)                   (Zip Code)


(Telephone number of registrant)               (864) 422-5001


                          NOT APPLICABLE
 (Former Name, Former Address and Former Fiscal Year, if changed since last report)

ITEM 5.  OTHER EVENTS

     On September 2, 1998, Datastream Systems, Inc., a Delaware corporation (the "Registrant") acquired all the capital stock of Computec Sistemas S.A., an Argentinean corporation headquartered in Buenos Aires ("Computec") and its affiliate Computec Sistemas Mexicana S.A. de C.V., a Mexican corporation headquartered in Mexico City ("Computec-Mexico"). Computec, founded in 1985, is a provider of computerized maintenance management software in Latin America. Computec's primary product, Mantec-Win TM, uses client server technology applicable in all major databases including Sybase, Informix, Oracle and SQL Server. In consideration of the acquisition and pursuant to the Share Purchase Agreement, dated August 28, 1998, the Registrant delivered to the stockholders of Computec and Computec-Mexico approximately $2,600,000, comprised of 44,304 shares of the Registrant's Common Stock, $.01 par value per share (the "Common Stock"), and $1,766,138 in cash. The Company used proceeds from its initial public offering in April 1995 and its secondary offering in October 1995 to fund the acquisition. All of the shares of Common Stock are being held in escrow to cover indemnification obligations of the selling shareholders.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)           Financial Statements.

           Not applicable.

        (b)           Pro Forma Financial Information.

           Not applicable.

        (c)            Exhibits.

           The following exhibits are filed herewith in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.          Description of Exhibit

2.1        Share  Purchase  Agreement,  dated as of August 28,  1998,  by and
           among  Datastream  Systems,   Inc.,  Computec  Sistemas
           S.A., Computec Sistemas Mexicana S.A. de C.V. and the stockholders of Computec Sistemas S.A. and Computec
           Sistemas   Mexicana   S.A.   de  C.V.   listed  on  the
           signature pages thereto.

4.1 Escrow Agreement, dated as of August 28, 1998, by and among Datastream Systems, Inc., the stockholders of Computec
           Sistemas S.A. listed on the signature pages thereto and Alston & Bird LLP, as Escrow Agent.

ITEM 9.  SALE OF SECURITIES PURSUANT TO REGULATION S.

     As a portion of the consideration for the acquisition of all of the capital stock and equity interests of Computec and Computec-Mexico, on September 2, 1998, the Company issued 44,308 shares of its Common Stock to the Computec and Computec-Mexico stockholders. The shares of Common Stock were issued without registration pursuant to the exemption provided by Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended ("Regulation S"). The Company claims this exemption from registration on the basis that the issuance was made (i) in an "offshore transaction" to persons each of whom are not a "U.S. person" as defined in Rule 902 of Regulation S, (ii) the Company and its affiliates and any agent acting on behalf of the Company or its affiliates did not engage in any "directed selling efforts" as defined in Rule 902 of Regulation S, (iii) "Offering Restrictions" as defined by Rule 902 of Regulation S were, to the extent applicable, implemented by the Company, and (iv) all of the shares of Common Stock issued to the Computec and Computec-Mexico stockholders are subject to the restriction that they may not be traded after the date of issuance until the expiration of the one year Regulation S holding period and bear a legend to such effect. The Company also claims an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended, because the shares of Common Stock were issued to a small number of persons in a transaction that did not involve any public offering.

                            SIGNATURES

           Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          DATASTREAM SYSTEMS, INC.


Date:  September 16, 1998          By:  /s/ Daniel H. Christie
--------------------------------------------------------------
                                         Daniel H. Christie
                                         Chief Financial Officer

                          EXHIBIT INDEX


Exhibit No.          Description of Exhibit

2.1        Share  Purchase  Agreement,  dated as of August 28,  1998,  by and
           among  Datastream  Systems,   Inc.,  Computec  Sistemas
           S.A., Computec Sistemas Mexicana S.A. de C.V. and the stockholders of Computec Sistemas S.A. and Computec
           Sistemas   Mexicana   S.A.   de  C.V.   listed  on  the
           signature pages thereto.

4.1 Escrow Agreement, dated as of August 28, 1998, by and among Datastream Systems, Inc., the stockholders of Computec
           Sistemas S.A. listed on the signature pages thereto and Alston & Bird LLP, as Escrow Agent.

                    DATED AS OF August 28, 1998

EXHIBIT 2.1







                     SHARE PURCHASE AGREEMENT



                           by and among



                     DATASTREAM SYSTEMS, INC.
                          ("Datastream"),



               COMPUTEC SISTEMAS S.A. ("Sistemas"),



         COMPUTEC SISTEMAS MEXICANA S.A. DE C.V.("Mexico")



                                and



              THE STOCKHOLDERS OF SISTEMAS AND MEXICO
               LISTED ON THE SIGNATURE PAGES HERETO
                       (the "Stockholders")

                           TABLE OF CONTENTS
                                                               Page

      ARTICLE I  DEFINITIONS......................................1

      ARTICLE IISHARE PURCHASE....................................7
        2.1  Performance of Agreement.............................7
        2.2  Sale and Purchase of Capital Stock...................8
        2.3  Board Resignations...................................8

      ARTICLE IIITHE CLOSING......................................8
        3.1  Location, Time, Etc..................................8
        3.2  Transactions at the Closing..........................8

      ARTICLE IVREPRESENTATIONS AND WARRANTIES OF THE
                 STOCKHOLDERS.....................................9
        4.1  Authorization, Etc..................................10
        4.2  No Consent Required.................................10
        4.3  Litigation Relating to the Agreement................10
        4.4  U.S. Status.........................................10
        4.5  Other Claims........................................10
        4.6  Capitalization......................................10
        4.7  Corporate Organization..............................11
        4.8  Authority...........................................11
        4.9  Noncontravention....................................12
        4.10 Litigation..........................................12
        4.11 Bankruptcy or Liquidation Proceedings...............12
        4.12 Certain Contracts...................................12
        4.13 Financial Statements................................14
        4.14 No Other Charges....................................14
        4.15 Property............................................15
        4.16 Permits.............................................15
        4.17 No Illegal Acts.....................................15
        4.18 Prior Issuances.....................................15
        4.19 Taxes...............................................15
        4.20 Intellectual Property...............................16
        4.21 Product Warranty and Liability......................17
        4.22 Pension Matters.....................................18
        4.23 Accounting Practices................................18
        4.24 Labor and Employment Matters........................19
        4.25 Fees and Expenses...................................21
        4.26 Certain Payments....................................21

      ARTICLE V REPRESENTATIONS AND WARRANTIES OF DATASTREAM.....22

        5.1  Organization; Good Standing; Qualification and
             Power...............................................22
        5.2  Authority...........................................23
        5.3  Noncontravention....................................23
        5.4  SEC Documents.......................................23
        5.5  Capitalization......................................24
        5.6  No Calamities.......................................24
        5.7  No Changes..........................................24
        5.8  Stock Issuance......................................24
        5.9  Financial Statements................................24
        5.10 Internal Controls...................................24

      ARTICLE VIADDITIONAL COVENANTS AND AGREEMENTS..............25
        6.1  Expenses............................................25
        6.2  Agreement to Cooperate..............................25
        6.3  Public Statements...................................25
        6.4  Release.............................................25
        6.5  Amounts Payable By Stockholders.....................25
        6.7  Resale Restrictions.................................26
        6.8  Removal of Regulation S Legend......................26
        6.9  Guarantee of Performance............................26

      ARTICLE VIICONDITIONS PRECEDENT OF DATASTREAM..............29
        7.1  Representations and Warranties......................29
        7.2  Authorization of Spouse.............................29
        7.3  No actions .........................................29
        7.4  Consents............................................29
        7.5  Material Adverse Effect.............................29
        7.6  Resignation.........................................29
        7.7  Share Certificates..................................29
        7.8  Escrow Agreement....................................29
        7.9  Services Agreement; NonCompetition and
             Confidentiality Agreement...........................29
        7.10 Capital Stock of Mexico.............................29
        7.11 Capital Stock of Sistemas...........................29
        7.12 Completion of Due Diligence Review..................29
        7.13 Transfers of Software...............................29


      ARTICLE VIII.........CONDITIONS PRECEDENT OF THE STOCKHOLDERS
                 29
        8.1  Representations and Warranties......................29
        8.2  Consents............................................30
        8.3  Payment of Purchase Price...........................30
        8.4  No Action...........................................30

      ARTICLE IXSURVIVAL OF REPRESENTATIONS AND WARRANTIES
                 AND INDEMNIFICATION.............................29

        9.1  Survival of Representations and Warranties..........29
        9.2  Obligation of Stockholders to Indemnify.............30
        9.3  Obligations of Datastream   to Indemnify............30
        9.4  Conditions of Indemnification with Respect to
             Third Party Claims..................................30
        9.5  Reduction for Certain Benefits......................31
        9.6  No Release for Fraud, Ownership Representations.....31
        9.7  Subrogation Rights..................................31
        9.8  Establishment of Escrow; Indemnification Not
             Limited.............................................31
        9.9  Interest............................................32

      ARTICLE X GENERAL PROVISIONS...............................32
        10.1 Amendment...........................................32
        10.2 Extension; Waiver...................................32
        10.3 Entire Agreement....................................32
        10.4 Severability........................................32
        10.5 Notices.............................................33
        10.6 Headings............................................34
        10.7 Counterparts........................................34
        10.8 Benefits; Assignment................................34
        10.9 Governing Law; Arbitration..........................34
        10.10Language of Agreement...............................35
        10.11Contractual Currency................................35
        10.12Agent for Service...................................35
        10.13Construction........................................35

                        SHARE PURCHASE AGREEMENT
                              BY AND AMONG
                       DATASTREAM SYSTEMS, INC.,
                        COMPUTEC SISTEMAS S.A.,
                COMPUTEC SISTEMAS MEXICANA S.A. DE C.V.
                                  AND
               THE STOCKHOLDERS OF COMPUTEC SISTEMAS S.A.
                  LISTED ON THE SIGNATURE PAGES HERETO


      THIS SHARE PURCHASE AGREEMENT (the "Agreement") is made and entered into as of this 28th day of August, 1998, by and among Datastream Systems, Inc., a Delaware corporation ("Datastream"), Computec Sistemas S.A., a corporation organized and existing under the laws of the Republic of Argentina ("Sistemas"), Computec Sistemas Mexicana S.A. de C.V., a corporation organized and existing under the laws of the United States of Mexico ("Mexico"), and the stockholders of Sistemas and Mexico listed on the signature pages hereto (hereinafter referred to individually as a "Stockholder" and collectively as the "Stockholders").

      The parties hereto have agreed that Datastream will purchase all of the issued and outstanding capital stock of Sistemas from the Stockholders upon the terms and conditions set forth herein (the "Transaction"). The parties hereto desire to make this Agreement for the purpose of setting forth certain representations, warranties, covenants, conditions and indemnities in connection with the Transaction.

      THEREFORE,  in consideration  of the mutual  representations,
warranties,   covenants,   conditions  and  indemnities   contained
herein, the parties hereto agree as follows:

                       ARTICLE I DEFINITIONS
                            DEFINITIONS



      The following capitalized terms used in this Agreement shall have the meanings set forth below:

      1.1 "Affiliate" means, with respect to a specific Person, another Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.

      1.2 "Articles of Incorporation" of a corporation incorporated in the Republic of Argentina or the United States of Mexico means the Estatutos of such corporation, as amended through the date hereof.

      1.3 "Business Day" means any day, other than a Saturday, Sunday or legal holiday on which banks are permitted to close in either Greenville, South Carolina or Buenos Aires, Argentina.

      1.4 "Capital Stock" means collectively the shares of common stock of Sistemas and Mexico which together represent all of the issued and outstanding shares of capital stock of Sistemas and Mexico. For purposes hereof, the term "Capital Stock" includes (i) all the issued and outstanding shares in the capital stock of Sistemas and Mexico, being at present 1000, nominative ordinary shares with a par value of [_] Mexican pesos each and with the right to one vote each, with all the economic and other rights pertaining thereto with respect to Mexico, and with respect to Sistemas being at present1,000 nominative ordinary shares with a par value of 10 Argentine pesos with the right to one vote each, with all the economic and other rights pertaining thereto; (ii) all the rights of the Stockholders and other parties to uncapitalized capital contributions made, and issuance premiums paid, by the Stockholders and such other parties to each of the companies and existing at the Closing Date; (iii) all the rights to cash, stock or other dividends declared by Sistemas and Mexico up to the Closing Date and unpaid as of the Closing Date;
(iv) all the rights to subscribe to shares in the capital of Sistemas and Mexico corresponding to subscriptions called by
Sistemas and Mexico up to the Closing Date and not subscribed as of the Closing Date; (v) all the rights to receive shares in Sistemas and in Mexico subscribed prior to the Closing Date and issued after the date hereof or not issued by said Closing Date;
(vi) all the rights to stock distributions declared by Sistemas and Mexico after the date hereof, whether as capitalization of capital adjustment accounts or reserves or for any other reason, and distributed after the date hereof or not distributed as of the Closing Date; (vii) all other distributions declared by each of Sistemas and Mexico either for capital reductions, distribution of issuance premium or for other reasons, and not distributed as of the Closing Date; and (viii) all credits and claims against Sistemas and Mexico by the Stockholders all former stockholders and their respective Affiliates, as well as any credits and claims of current or former directors or officers of Sistemas and Mexico, existing on the Closing Date.

      1.5  "Cash   Consideration"   means   U.S.   $1,705,009   the
aggregate amount of cash to be delivered by Datastream to the Stockholders at the Closing.

      1.6 "Claim" or "Claims" shall mean any suit, demand, claim, action or cause of action, assessment, loss, damage, liability, proceeding, arbitration, investigation, cost or expense described in Article IX hereof.

      1.7  "Closing"   means  the   closing  of  the   transactions
contemplated by this Agreement.

      1.8 "Closing Date" means the date on which the Closing shall occur.

      1.9 "Convertible Securities" means any option, warrant, convertible note or debenture, right to purchase or other instrument or agreement representing a right to acquire any capital stock or other equity interest in Sistemas or Mexico.

      1.10 "Datastream" means Datastream Systems, Inc., a Delaware corporation.

      1.11 "Datastream Common Stock" means the shares of common stock, $.01 par value per share, of Datastream.

      1.12 "Datastream   Internationa"  means  Datastream  Systems
International,   Inc.  a   Delaware   company   and  wholly   owned
subsidiary of Datastream.

      1.13 "DGCL" means the Delaware General Corporation Law.

      1.14 "Escrow Agent" means the escrow agent to be named under the Escrow Agreement.

      1.15 "Escrow Agreement" means the Escrow Agreement referred to in Section 7.9 hereof, in the form attached hereto as Exhibit A.

      1.16 "Escrow Shares" means all of the shares of Datastream Common Stock comprising the Stock Consideration to be deposited in escrow pursuant to the Escrow Agreement in the respective amounts for each Stockholder set forth on Schedule 2.2.

      1.17 "Exchange  Act"  means the  Securities  Exchange  Act of
1934, as amended.

      1.18 "Expenses" means:

           (a) all fees and expenses paid or incurred by Sistemas, Mexico and the Stockholders in connection with the preparation for and consummation of the transactions contemplated by this Agreement and the other Transaction Documents, including, without limitation, all attorneys', investment banking and other professional fees and expenses and brokers' or finders' fees and expenses (including those of Sistemas', Mexico's and the Stockholders' law firm) for persons engaged by Sistemas, Mexico or the Stockholders (or claiming to be so engaged), filing fees, copying expenses, travel expenses (if any) and other out-of-pocket costs related to the Transaction.

           (b) all fees and expenses incurred in obtaining all permits that are required under the applicable laws, rules and regulations of any Governmental Authority;

           (c) all contributions, public and private pension fund donations and social security premiums that have been accrued pursuant to any plan, program or pension arrangement for employee welfare or benefit purposes as of the Closing Date but have not been contributed to the relevant plan, program or pension arrangement as of such date; and

           (d)  any and all fines,  fees,  penalties or assessments
incurred   (at   any   time)   due   to   Sistemas'   or   Mexico's
non-compliance with any Law prior to the Closing.

      1.19 "Financial Statements" means the unaudited consolidated balance sheet, statement of operations, statement of stockholders' equity and statement of cash flows of Sistemas and Mexico, together with related schedules and notes thereto, as of and for the periods commencing on July 1, 1992 and ended July 31, 1998 with respect to Sistemas and from the date of inception through July 31, 1998 with respect to Mexico. The Financial Statements are attached hereto as Schedule 4.12.

      1.20 "Governmental Authority" means any court, administrative agency, commission or other governmental authority or instrumentality, local, state or federal, of any domestic or foreign government.

      1.21 "Indemnified Party" shall have the meaning ascribed to such term in Section 9.4 hereof.

      1.22 "Indemnifying Party" shall have the meaning ascribed to such term in Section 9.4 hereof.

      1.23 "Intellectual Property" means all intellectual property and the rights thereto, whether owned or used by Sistemas or Mexico, any Stockholder or former stockholder or one of their Affiliates or licensed from another party by Sistemas or Mexico or one of their Affiliates, whether existing under the laws of the Republic of Argentina, the United States of Mexico, the United States of America or any other jurisdiction, including, without limitation:

           (a)  patents,   patent   applications,   patent  rights,
patent disclosures and improvements thereto;

           (b)  trademarks,   trade  names,  trade  designs,  trade
dress logos, service marks, corporate names and registrations and applications for registrations thereof;

           (c) copyrights, and registrations and applications for registration thereof;

           (d) computer software (including without limitation the source code for any such software), data and documentation;

           (e) trade secrets and confidential business information, including without limitation, customer lists, ideas, formulae, inventions (whether patentable or not and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, development and other tools, proposals, technical data, copyrightable works of authorship, financial, marketing and business data, pricing and cost information, business and marketing plans, proprietary processes, techniques and formulae;

           (f)  other proprietary rights; and

           (g) all documentation and tangible embodiments thereof (in whatever form or medium) constituting, describing or relating to the above, including, without limitation, manuals, memoranda and records.

      1.24 "Law" or "Laws" means any federal, state, local, municipal, foreign, international, multi-national or other judicial or administrative order, judgment, injunction, decree, constitution, law, ordinance, common law, rule, regulation, statute or treaty.

      1.25 "Liability" means any and all direct or indirect demands, claims, payments, obligations, recoveries, deficiencies, fines, penalties, interest, assessments, actions, causes of action, suits, losses, liabilities, costs, expenses (including without limitation, interest, penalties and reasonable attorneys' fees and expenses, including attorneys' fees and expenses necessary to enforce rights to indemnification hereunder, and consultant's or arbitrator's fees and other costs of defense or investigation), and interest on any amount payable to a third party as a result of the foregoing, whether accrued, absolute, actual, contingent, known, unknown.

      1.26 "Lien" means any mortgage, charge, pledge, lien, claim, option, right to acquire, right of conversion or other form of security or encumbrance of any kind or nature whatsoever, on, over or affecting the subject assets, property or securities.

      1.27 "Material"  or  "material"  means any  event,  change or effect related to the condition (financial or otherwise), properties, assets, liabilities, businesses, operations, results of operations or prospects of an entity that a reasonable investor would deem to be important in deciding whether or not to make or change an investment in such entity. No particular amount of dollars, Argentine pesos or Mexican pesos (or any other currency) shall be dispositive of materiality.

      1.28 "Material Adverse Effect" means a Material adverse effect on the condition (financial or otherwise), business, properties, net worth, results of operations or prospects of a company and its Subsidiaries taken as a whole.

      1.29 "Mexic" means Computec Sistemas Mexicana, S.A. de C.V., a corporation organized and existing under the laws of the United States of Mexico. Unless the context otherwise indicates, the term "Mexico" as used herein includes Mexico and its consolidated Subsidiaries, if any, as well as any predecessors of Mexico and its consolidated Subsidiaries, if any, including without limitation, former Subsidiaries of Mexico and the predecessors of such former Subsidiaries.

      1.30 "Nasdaq/NMS" means the automated quotation system of the Nasdaq Stock Market, Inc. known as the National Market System, on which the Datastream Common Stock is listed.

      1.31 "Noncompetition and Confidentiality Agreement" means the Noncompetition and Confidentiality Agreement, dated as of the Closing Date, among Datastream, Sistemas and Carlos Pallotti.

      1.32 "Person" means a natural person,  company,  corporation,
partnership,   government,  or  political  subdivision,  agency  or
instrumentality of any domestic or foreign government.

      1.33 "Products"  shall have the  meaning set forth in Section
4.20 hereof.

      1.34 "Regulation S"   means   Regulation S   and  the   rules
thereunder promulgated under the Securities Act of 1933, as amended.

      1.35 "Regulation S Legend" means the legend to be placed on the shares of Datastream Common Stock constituting the Stock Consideration that reads as follows:

           "The shares of Datastream Common Stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and have been issued outside the United States in reliance upon Regulation S promulgated under the Securities Act. Such shares may not be offered or sold in the United States or to U.S. persons (as defined in Regulation S promulgated under the Securities Act), other than distributors, unless the shares are registered under the Securities Act or such offer or sale is made in compliance with Regulation S or another exemption from the registration requirements of the Securities Act is available.

      1.36 "SEC" means the Securities and Exchange Commission.

      1.37 "SEC Documents" means Datastream's Annual Report on Form 10-K and Annual Report to Stockholders for the fiscal year ended December 31, 1997, Datastream's Proxy Statement for the 1998 Annual Meeting of Stockholders, and all other reports filed or required to be filed by Datastream with the SEC subsequent to December 31, 1997 but prior to the Closing Date.

      1.38 "Services  Agreement"  shall mean the Labor Contract for
Indeterminate   Time,  dated  as  of  the  Closing  Date,   between
Sistemas and Carlos Pallotti.

      1.39 "Securities Act" means the Securities Act of 1933, as amended.

      1.40 "Sistemas" means Computec Sistemas S.A., a corporation organized and existing under the laws of the Republic of
Argentina. Unless the context otherwise indicates, the term "Sistemas" as used herein includes Sistemas and its consolidated Subsidiaries, if any, as well as any predecessors of Sistemas and its consolidated Subsidiaries, if any, including without limitation, former Subsidiaries of Sistemas and the predecessors of such former Subsidiaries.

      1.41 "Stock Consideration" means 44,304 shares of Datastream Common Stock which is the aggregate number of shares of
Datastream  Common  Stock  to be  delivered  by  Datastream  at the
Closing. Subject to Section 6.7 hereof, the certificates evidencing the shares of Datastream Common Stock constituting the Stock Consideration shall bear the Regulation S Legend and may also bear a legend referencing this Agreement and the Escrow Agreement.

      1.42 "Subsidiary," with respect to any entity, means another entity the majority of the outstanding equity interests of which are owned, directly or indirectly, by the first entity, together with any predecessor corporation of such majority-owned entity, if any.

      1.43  "Tax or Taxes" means with respect to any entity:

           (a) any taxes (including, without limitation, income (net or gross), gross receipts, profits, alternative or add-on minimum, assets, turnover, franchise, license, capital, capital stock, intangible, services, premium, transfer, sales, use, ad-valorem, value-added, payroll, wage, severance, employment, social security, retirement, occupation, property (real or personal), windfall profits, import, excise, custom, stamp, withholding, or estimated taxes), fees, duties, assessments, withholdings or governmental charges of any kind whatsoever including, without limitation, any and all such taxes which should have been collected and paid to any governmental body on behalf of third parties (including, without limitation, obligations resulting from acting as a retention agent, perception agent, "responsable sustituto", commission agent or intermediary, etc.), including with respect to each item any interest, adjustments, penalties, or additions, etc. imposed by any taxing authority (domestic or foreign) on such entity, whether disputed or not; and

           (b) any liability for the payment of any amount of the type described in the immediately preceding paragraph (a) as a result of being a "transferee" of another entity or a member of an affiliated or combined group.

      1.44 "Transaction Consideration" means (x) the Cash Consideration; (y) the Stock Consideration payable by Datastream pursuant to Section 2.2 hereof and (2) payment of $ 61,129 in satisfaction of a debt owed to Carlos Pallotti by Mexico for start-up costs.. The payment or delivery of the Transaction Consideration shall be made to the Stockholders in the respective amounts set forth on Schedule 2.2. In addition, Mr. Carlos Pallotti has the right to receive an additional maximum amount of $ 140,735 representing retained earnings from Fiscal 1998, without interest, out of the available cash of Sistemas, which availability shall be determined by mutual agreement of Carlos Pallotti and Michael Pace (or other designated Datastream representative if Mr. Pace is not available).

      1.45 "Transaction   Documents"  means  this  Agreement,   the
Escrow   Agreement,    the   Noncompetition   and   Confidentiality
Agreement, and the Services Agreement.

      1.46 "U.S. Person" means any natural person resident in the United States, any partnership or corporation organized or incorporated under the laws of the United States, any trust of which any trustee is a U.S. Person or as otherwise defined in Rule 902(I) of Regulation S promulgated under the U.S. Securities Act of 1933, as amended ("Regulation S").



                     ARTICLE II SHARE PURCHASE

                          SHARE PURCHASE



      2.1 Performance of Agreement. Prior to the date hereof, the parties hereto shall take all actions necessary in accordance with applicable law and their respective Articles of Incorporation to approve this Agreement and the transactions contemplated hereby and to cause the Transaction to be consummated, including, without limitation, convening meetings of the stockholders of the respective parties (or obtaining the written consent of the stockholders in lieu of a meeting if permitted under applicable law) to consider and vote upon the approval of the Transaction if such stockholder approval is required.

           2.2 Sale and Purchase of Capital Stock. Each of the Stockholders hereby agrees to sell all of the right, title and interest in and to the Capital Stock owned by each of them, as set forth on Schedule 2.2 hereof, to AqSub, hereby agrees to purchase all of such right, title and interest in such shares of Capital Stock, as set forth on Schedule 2.2 hereof, subject to the terms and conditions hereof. Each outstanding share of Capital Stock sold and purchased shall be transferred to AqSub free and clear of any Liens, and the Transaction shall be deemed effective at the Closing by execution of the documents mentioned in Section 3.2 and satisfaction of the conditions to Closing set forth in Articles VII and VIII hereof, in consideration for AqSub's payment and delivery of the Transaction Consideration in respect of all such Capital Stock.

                            ARTICLE III

                            THE CLOSING



      3.1 Location, Time, Etc. The Closing shall be held at the offices of Marval, O'Farrell & Mairal, ;Buenos Aires, Argentina], on the Closing Date commencing at [10:30] local time, or at such other time and place as the parties hereto may agree in writing. All of the actions and transactions necessary to effect the Closing shall be deemed to have occurred, and all agreements, documents and other instruments shall be deemed to have been executed and delivered, simultaneously at the Closing. No action, transaction or execution and delivery of any agreement, document or other instrument or payment or issuance of shares shall be considered to have been made or effected until all the actions shall have been taken at the Closing, and the Closing shall have been completed.

      3.2  Transactions at the Closing.

(a) At the Closing, the Stockholders shall deliver to Datastream the following:

        (i) stock certificates evidencing the Capital Stock of Sistemas, in form suitable for transfer, and the appropriate notices as per Section 215 of Argentine Corporate Act (Ley 19,550) of transfer signed by the Stockholders and addressed to Sistemas;

        (ii) all stock books, minute books and other corporate books of each of Sistemas and Mexico;

        (iii) the books of account and records of each of Sistemas and Mexico;

        (iv) letters of resignation of all directors and statutory auditors of each of the Companies listed on Schedule 3.2 as per the texts included in said Schedule;

        (v) spouse consent as provided in Section 6.11;

        (vi) copies of each of the Transaction Documents duly executed by the Stockholders;

        (vii) a certified copy of the minutes of the meeting of the Board of Directors of each of Sistemas and Mexico authorizing the execution and delivery of all documentation related to the Transaction and to be delivered by such companies at or prior to the Closing; and

        (viii) Evidence satisfactory to Datastream and its legal counsel that each of the conditions of Closing in Article
        VII of this Agreement have been accomplished by the Stockholders.



            (b) At the Closing, Datastream shall deliver to the Stockholders the following:


(i)   the Cash Consideration;

(ii) a copy of the written instruction delivered by Datastream to the Transfer Agent for the issuance of Datastream stock certificates representing the Stock Consideration in the name of the Stockholders, as shown on Schedule 2.2 hereof, and the delivery of all such stock certificates to the Escrow Agent under the terms of the Escrow Agreement;

(iii) copies of each of the Transaction Documents duly executed by Datastream;

(iv) a copy of the resolutions of the Board of Directors of Datastream authorizing such company to enter into the Transaction and to execute and deliver all documentation related to the transaction at or prior to the Closing, which resolutions shall be accompanied by a certificate of the corporate secretary of Datastream stating that the resolutions were duly adopted in accordance with the Articles of Incorporation and bylaws of Datastream; and

(v) Evidence satisfactory to the Stockholders and their legal counsel that each of the conditions to Closing in Article VIII of this Agreement have been accomplished by Datastream.


   ARTICLE IV REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

                 REPRESENTATIONS AND WARRANTIES OF

                         THE STOCKHOLDERS



      Each of the Stockholders, jointly and severally, hereby represents and warrants to Datastream as follows (such representations and warranties to be true and correct as of the

Closing Date or as of any other specific date set forth below as of which a particular statement is made):

      4.1 Authorization, Etc. Such Stockholder has the power, authority and capacity to enter into this Agreement and each other Transaction Document to which it is a party and to carry out the transactions contemplated hereby and thereby, and, assuming due execution and delivery of this Agreement and each other Transaction Document by the other parties hereto and thereto, this Agreement and each other Transaction Document constitutes a valid and binding agreement of such Stockholder, enforceable against such Stockholder in accordance with its terms. Such Stockholder has irrevocably waived any preemptive rights or other rights of first refusal applicable to the Transaction under applicable law or Sistemas' or Mexico's Articles of Incorporation..

      4.2  No Consent  Required.  No  consent,  approval,  order or authorization of, or registration, declaration or filing with, any Governmental Authority on the part of such Stockholder is required in connection with its execution or delivery of or performance under this Agreement or any other Transaction Document or the consummation of the Transaction.

      4.3 Litigation Relating to the Agreement. Neither Sistemas, Mexico nor any Stockholder is a party to, or subject to, any judgment, decree or order entered in any lawsuit or proceeding brought by any Governmental Agency or other party seeking to prevent the execution of this Agreement or any other Transaction Document or the consummation of the Transaction.

      4.4 U.S. Status. Such Stockholder is not a "U.S. person" as such term is defined in Section 902 of Regulation S. Such
Stockholder acknowledges that he, she or it has received and reviewed copies of Datastream's SEC Documents.

      4.5 Other Claims. Such Stockholder does not have and shall not have any claim or cause of action whatsoever (including, without limitation, any claim under any employment, management, consulting or service agreement) against Sistemas or Mexico arising out of or in any way connected with any event, occurrence or state of facts in existence prior to the Closing.

      4.6  Capitalization.

           (a) All of the authorized, issued and outstanding shares of Capital Stock are set forth on Schedule 4.6. There are no other such shares of Capital Stock nor are there any Convertible Securities issued or outstanding. Each Stockholder owns beneficially and of record all of the issued and outstanding shares of Capital Stock of Sistemas (including all rights attached thereto or associated therewith) as set forth opposite such Stockholder's name on Schedule 4.6 hereto and has legal and valid title to such shares of Capital Stock of Sistemas, free and clear of all Liens. As of the Closing Date, all of the issued and outstanding shares of the Capital Stock of Mexico will be owned by Sistemas and Datastream International free and clear of all Liens and shall represent all of the outstanding capital stock of Mexico at such time. At the Closing, (i) no dividends or rights to receive dividends shall have accrued to the holders of Capital Stock that have not been terminated, and (ii) the shares of Capital Stock transferred pursuant to Article II hereof will represent all of the issued and outstanding equity capital of Sistemas at such time. The register of stockholders of Sistemas and Mexico contains complete, true and accurate records of Sistemas and Mexico and sets forth such information regarding the stockholders of Sistemas and Mexico as is necessary under applicable law. Since June 30, 1998, neither Sistemas nor Mexico has paid, nor made provisions or arrangements to pay, nor have the Stockholders approved or agreed to distribute, any dividends or other distributions of the profits or share capital of Sistemas or Mexico or otherwise made any change or adjustment to the stockholders' equity of Sistemas or Mexico.

           (b) The issued and outstanding shares of capital stock set forth on Schedule 4.6 hereto have been duly authorized and validly issued, are fully paid and nonassessable (i.e., there are no liabilities associated with such shares) and are not entitled or subject to any preemptive, preferential or similar rights. Sistemas and Mexico have no Subsidiaries and own no other capital stock or equity interests, or securities exercisable or exchangeable for or convertible into capital stock or any other equity interest in any other corporation, partnership, joint venture, association, trust or other business organization or entity.

      4.7  Corporate Organization.

           (a) Sistemas has been duly incorporated and is validly existing and duly registered under the laws of the Republic of Argentina, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted, and is operating in accordance with its
Articles of Incorporation. Sistemas is duly registered and qualified to do business as a corporation under the foreign corporation law of each jurisdiction where such registration or qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect on Sistemas; and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such registration or qualification.

           (b) Mexico has been duly incorporated and is validly existing and duly registered under the laws of the United States of Mexico, with full corporate power and authority to own, lease and operate its properties and to conduct its business as presently conducted, and is operating in accordance with its Articles of Incorporation. Mexico is duly registered and qualified to do business as a corporation under the foreign corporation law of each jurisdiction where such registration or qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect on
Mexico; and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such registration or qualification.

      4.8  Authority.   Sistemas  and  Mexico  have  all  requisite
corporate power and authority to enter into this Agreement and each other Transaction Document and to perform their obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each other Transaction Document by Sistemas and Mexico and the consummation by Sistemas and Mexico of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Sistemas and Mexico. This Agreement and each other Transaction

Document has been duly executed and delivered by Sistemas and Mexico and, assuming due execution and delivery of this Agreement and each other Transaction Document by the other parties hereto and thereto, this Agreement and each other Transaction Document constitutes a valid and binding agreement of Sistemas and Mexico enforceable in accordance with their terms.

      4.9 Noncontravention. The execution, delivery and performance by Sistemas, Mexico and each Stockholder of this Agreement and each other Transaction Document to which Sistemas, Mexico or any such Stockholder is a party, the consummation of the transactions contemplated hereby and thereby, and the compliance by Sistemas, Mexico and each such Stockholder with the provisions hereof and thereof will not:

           (a) conflict with, result in a violation of, result in a breach of, or cause a default under (with or without notice or lapse of time, or both), or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any material benefit under, or require the consent or approval of any party to, or result in the creation of any Lien upon any of the properties or assets of Sistemas or Mexico under any term, condition or provision of any loan or credit agreement, note, bond, indenture, lease or other agreement, instrument, permit, concession, franchise, license,
judgment,   order,  decree,   statute,  law,  ordinance,   rule  or
regulation applicable to Sistemas, Mexico or any Stockholder or any of their respective properties or assets;

           (b)  violate   any   provision   of  the   Articles   of
Incorporation or any other organizing document of Sistemas or Mexico; or

           (c) require the consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority to be obtained by Sistemas or Mexico in connection with the execution and delivery of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby and thereby.

      4.10 Litigation. There are no legal, governmental or arbitration proceedings pending or, to the knowledge of the Stockholders, threatened against Sistemas or Mexico, or to which Sistemas, Mexico or any property owned or leased by Sistemas or Mexico is subject.

      4.11 Bankruptcy or Liquidation Proceedings. There are no bankruptcy or liquidation proceedings pending against Sistemas or Mexico or, to the knowledge of the Stockholders, threatened against Sistemas or Mexico. Neither Sistemas nor Mexico has incurred any Liability as a managing director of any Company subjected to bankruptcy proceedings or engaged in a suspension of payments.

      4.12 Certain Contracts

           (a) Except as set forth on Schedule 4.12(a) hereto, neither Sistemas nor Mexico is a party to any written or oral, formal or informal, agreement or understanding concerning any:

                (i) Joint venture contract, royalty arrangement or other agreement which has involved or is reasonably expected to involve a sharing of profits with any third party;

                (ii) Indenture, mortgage, promissory note, loan agreement, guarantee or other agreement, arrangement or commitment for the borrowing of money, a line of credit or a leasing transaction of a type required to be capitalized in accordance with generally accepted Argentina or Mexico accounting principles;

                (iii)Indenture, mortgage, promissory note, loan agreement, guarantee or other agreement, arrangement or commitment for the borrowing or lending of money or line of credit from or to Sistemas or Mexico to which any Stockholder (or any Affiliate of any Stockholder) is a party;

                (iv) Lease or other agreement under which Sistemas or Mexico is lessor of, lessee of, or holds or operates any items of tangible personal property or real property owned by any third party and under which payments are made to or are received from such third party, which either calls for performance over a period of more than one (1) year from the date hereof or payment to or from Sistemas or Mexico in an amount in excess of $2,000 per annum;

                (v)  Agreement, license, franchise, permit,
           indenture or authorization, which either calls for performance over a period of more than one (1) year or payment to or from Sistemas or Mexico in an amount in excess of $ 2,000 per annum;

                (vi) Agreement that restricts Sistemas or Mexico from engaging in any aspect of its business or competing in any line of business in any geographic area;

                (vii)Agreement or commitment made by Sistemas or Mexico to guaranty or provide suretyship or to otherwise be contingently liable or responsible for the obligations of Persons other than Sistemas or Mexico; or

                (viii)    Arrangement under which the consequence
           of a default or termination would reasonably be expected to have a Material Adverse Effect on Sistemas or Mexico.

           (b) Except as set forth in Schedule 4.12(b) hereto, there are no distribution contracts (including, without limitation, all OEM and end-user contracts) to which Sistemas or Mexico is a party which grant any exclusive right of any kind to any party.

           (c) Attached as Schedule 4.12(c) hereto is a true, correct and complete list of all software development agreements to which Sistemas or Mexico is a party or beneficiary. All such agreements provide for the assignment to Sistemas or Mexico, as appropriate, of all right, title and interest to any technology, development work or other products developed by any other party for Sistemas or Mexico. None of the agreements listed on
Schedule 4.12(c) permit any other party to retain or own, or grant to any other party, any right to any technology, development work or other product developed by such party thereunder or owned by Sistemas or Mexico or of which Sistemas or Mexico is a beneficiary.

           (d) Except as set forth on Schedule 4.12(d) hereto, neither Sistemas nor Mexico has granted any source code licenses or established any source code escrow arrangements. None of such source code licenses or source code escrow agreements authorize any party thereto other than Sistemas or Mexico to resell or otherwise exploit such source code commercially or to further develop such source code in order to resell or otherwise exploit it commercially.

           (e) Neither Sistemas nor Mexico is, and, to the knowledge of the Stockholders, no other party is, in default under any agreement set forth on any schedule delivered pursuant to this Section 4.12, nor under any other agreement to which Sistemas or Mexico is a party.

      4.13 Financial Statements. The Financial Statements present fairly the consolidated financial condition, results of operations and cash flows of Sistemas and Mexico at the respective dates or for the respective periods covered thereby, and the Financial Statements have been prepared in accordance with generally accepted [Argentina] or Mexico accounting principles (as applicable) consistently applied throughout the periods involved. Except as set forth in the Financial Statements, including the notes thereto, or in any schedule hereto, neither Sistemas nor Mexico has any other Material Liability. All reserves established by Sistemas and Mexico in the Financial Statements are adequate for all known Liabilities and reasonably anticipated Liabilities. The account balances included in the Financial Statements in respect of receivables, liabilities, and stockholders' equity were, as of the respective dates of such Financial Statements, accurate and complete in all Material respects. Since June 30, 1998, Sistemas and Mexico have conducted their business only in the ordinary course and there has not occurred any transaction, condition (financial or otherwise) of any character, event or change (including without limitation the incurrence of any liabilities, whether accrued, contingent or otherwise) that would reasonably be expected to have a Material Adverse Effect on Sistemas or Mexico. Neither Sistemas nor Mexico is delinquent in any material payment of principal or interest on any outstanding debt or other obligation.

      4.14 No Other Charges. Since June 30, 1998, each of Sistemas and Mexico has conducted its business only in the ordinary course and there has not occurred any transaction, condition (financial or otherwise) of any character, event or change (including the incurrence of any liabilities, whether accrued, contingent or otherwise) that would reasonably be expected to have a Material Adverse Effect on Sistemas or Mexico. Neither Sistemas nor
Mexico is delinquent in any material payment of principal or interest on any outstanding debt or other obligation. In particular, since June 30, 1998, neither Sistemas nor Mexico has
(a) incurred any indebtedness (other than trade debt incurred in the ordinary course of business) or guaranteed any obligations of others or made any loans or advances to, or investments in, any other person or entity, (b) made any capital investments in excess of $ 2,000, (c) changed any accounting policy or procedure or failed to maintain its books, accounts and records other than in the ordinary manner consistent with prior years and in
accordance   with   sound   commercial   practice,   (d) made   any
significant change to the employment compensation of any of its employees, or (e) made any agreement to do any of the foregoing.

      4.15 Property. Except as set forth on Schedule 4.15 hereto, neither Sistemas nor Mexico owns any real property. Sistemas and Mexico each have full legal title to all properties and assets reflected as owned by them in the Financial Statements, free and clear of any Lien except those which are described in the Financial Statements or that are not Material to Sistemas or Mexico and which do not interfere in any Material respect with the use or proposed use of the property or the conduct of the business of Sistemas or Mexico; all of the property (real and personal) held or used by Sistemas or Mexico under leases, franchises, licenses or other agreements is held by them under valid, subsisting, binding and enforceable leases, franchises, licenses or other agreements, except those that are not Material to Sistemas or Mexico and which do not interfere in any Material respect with the use of the property or the conduct of the business of Sistemas or Mexico.

      4.16 Permits. Sistemas and Mexico have obtained and hold, and are in compliance with, all permits, licenses, franchises, approvals, consents and authorizations of all Governmental
Authorities  required  under all laws,  rules  and  regulations  in connection with their business (hereinafter "permit" or "permits") as are necessary to own their properties and assets, and to conduct their business in the manner currently being conducted. Sistemas and Mexico have fulfilled and performed all of their obligations with respect to each such permit and no event has occurred which could reasonably be expected to result in, or after notice or lapse of time could reasonably be expected to result in, violation, revocation or termination of any such permit or result in any other impairment of the rights of the holder of any permit.

      4.17 No Illegal Acts. Sistemas and Mexico are presently in compliance with all laws, orders, rules and regulations applicable to, required of or binding upon them or their business, and neither Sistemas nor Mexico has received any notice from any Governmental Authority with respect to any failure or alleged failure of Sistemas or Mexico to comply with any such law, order, rule or regulation, nor, to the knowledge of the Stockholders, are any such notices proposed or threatened.

      4.18 Prior Issuances. All offers and sales of the capital stock or Convertible Securities of Sistemas and Mexico prior to the date hereof and all cash payments or distributions of the capital stock of Sistemas and Mexico as dividends were made in compliance with the corporate and securities laws of Argentina and Mexico and all other applicable Laws, and were not made in contravention of any preemptive or other rights of first refusal under Argentina or Mexico or other applicable law or Sistemas' or Mexico's Articles of Incorporation or By Laws.

      4.19 Taxes.


      (a) For purposes of this Agreement: (i) "Pre-Closing Periods" shall mean all Tax periods ending on or before the Closing Date and, with respect to any Tax period that includes but does not end on the Closing Date, the portion of such period that ends on and includes the Closing Date; and (ii) "Returns" shall mean all returns, declarations, reports, estimates, information returns, refund claims, and statements of any nature regarding Taxes, including amendments thereto.

      (b) (i) All Returns required to be filed by Sistemas or by Mexico have been timely filed when due in accordance with all applicable laws and such Returns are true, complete and correct in all material respects; (ii) all Taxes shown on such Returns and all other Taxes relating to Sistemas or to Mexico (including all Tax deficiencies or assessments) have been timely paid; (iii) all Returns of Sistemas or Mexico with respect to taxable years ending on or prior to December 31, 1992, are Returns with respect to which the applicable statute of limitations, after giving effect to any extensions or waivers, has expired; (iv) the charges, accruals and reserves for Taxes relating to Sistemas or to Mexico as reflected on the books of each of such Companies, respectively are adequate to cover all Taxes that are, or may become, payable with respect to pre-Closing periods; (v) there are no agreements or consents currently in effect for, and no outstanding requests for, the extension or waiver of the time,
(A) to file any Return relating to Sistemas or to Mexico, or (B) for assessment or collection of any Taxes relating to Sistemas or to Mexico; (vi) all Taxes which either Sistemas or Mexico is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the appropriate governmental authorities to the extent due and payable; (vii) there is no action, suit, proceeding, investigation, examination, audit, claim, or deficiency currently pending, or threatened, regarding any Taxes relating to Sistemas or to Mexico; (viii) there are no Tax liens on any asset of Sistemas or Mexico; (ix) there is no power of attorney in effect, and no request for rulings or determination letters or competent authority relief in effect with respect to the Sistemas or to Mexico; (x) there are no Tax sharing agreements or arrangements to which Sistemas or Mexico is now or ever has been a party; and (xi) during the five years prior to the date hereof, neither Sistemas nor Mexico has been the subject of audits by the Argentine Tax Board or the provincial tax boards resulting in additional payments of Taxes by the Sistemas or Mexico in excess of $5,000.

      4.20 Intellectual Property.

           (a) The products listed on Schedule 4.20(a) hereto and the support and maintenance services provided for those products pursuant to license or distribution agreements are the only products (hardware, software, services and others) under development or marketed, licensed, sold or otherwise distributed or intended for distribution by Sistemas or Mexico during the last five years (all such products shall be referred to hereinafter collectively as the "Products").

           (b) Set forth on Schedule 4.20(b) hereto is a true, correct and complete list of all Intellectual Property of Sistemas and Mexico. There is no other Intellectual Property that is useful or necessary to Sistemas or Mexico in the development, manufacture, license, sale, distribution, purchase and use of the Products. Such list identifies (A) Sistemas or
Mexico as either the owner or licensee of each item of Intellectual Property; (B) in the cases where Sistemas or Mexico is a licensee, the licensor(s) and license agreement(s) for such item of Intellectual Property; (C) as applicable, the Product to which such item of Intellectual Property relates; and (D) as applicable, the fee, royalty or other amount payable to any other party with respect to such item of Intellectual Property or Product. Except as set forth on Schedule 4.20(b), each license granted to Sistemas or Mexico is perpetual and irrevocable. To the extent Sistemas or Mexico claims to own such Products or Intellectual Property, Sistemas or Mexico, as applicable, owns all right, title and interest in and to the Products and the Intellectual Property related thereto, free and clear of any Lien of any kind or nature whatsoever, including without limitation any exclusive right, however described, granted to parties other than Sistemas or Mexico with respect to the Products and other Intellectual Property. To the extent Sistemas or Mexico claims to be licensed to use such Products or Intellectual Property, Sistemas or Mexico, as applicable, has a valid and enforceable license for the purposes for which it uses such Products or Intellectual Property.

           (c) Neither Sistemas nor Mexico has (nor has any Product developed, manufactured, licensed, sold or distributed by Sistemas or Mexico) infringed or made any unlawful use or received notice of any claimed infringement or unlawful use of, any trademark, trade name, patent, copyright, maskwork, trade secret or other proprietary or intellectual property right of any third party.

           (d) Sistemas and Mexico have taken all necessary measures to protect their rights in the Products and the
Intellectual  Property,  and  maintain  all  copyrights  and  other intellectual property rights necessary for marketing, licensing, selling or otherwise distributing the Products in the jurisdictions in which they have been distributed. Neither Sistemas nor Mexico has sent or otherwise communicated to any other person any notice, charge, claim or assertion of, or has any knowledge of, any present, impending or threatened infringement by such other person of any right relating to the Intellectual Property of Sistemas or Mexico.

           (e) Sistemas and Mexico have entered into agreements with each of their present and past employees and each of their past and present independent contractor software developers pursuant to which such employees or contractors have disclaimed any copyright or other intellectual property rights in the Products and the Intellectual Property and have duly assigned to Sistemas or Mexico, as applicable, all such copyrights and other intellectual property rights. Neither Sistemas nor Mexico has received notice, orally or in writing, that any other Person claims any interest in any Products or Intellectual Property of Sistemas or Mexico, nor to the best knowledge of the Stockholders, does any such claim (or any valid basis for any such claim) exist, except the ownership and other rights claimed by licensors under valid and enforceable licenses.

           4.21 Product Warranty and Liability.

           (a) Each Product has been developed, manufactured, sold, licensed and/or delivered in conformity with all applicable contractual commitments and with all express or implied warranties extended by Sistemas or Mexico in connection with such Product, except to the extent that the liability of Sistemas or Mexico for non-conformity or for repair and replacement in the aggregate does not exceed any warranty reserves maintained in the Financial Statements.

           (b) Neither Sistemas nor Mexico has incurred any liability arising out of any injury to any Person or property
(and, to the best knowledge of the Stockholders, there is no basis for any present or future claim, complaint, action, suit, proceeding, hearing, investigation, claim or demand against Sistemas or Mexico arising out of any such injury) as a result of the use of the Products.

           (c) Except as set forth on Schedule 4.21 hereto, all Products (i) are designed (or have been modified) to be used prior to and after January 1, 2000; (ii) will operate without material error arising from the creation, recognition, acceptance, calculation, display, storage, retrieval, accessing, comparison, sorting, manipulation, processing or other use of dates or date-based, date-dependent or date-related data, including but not limited to century recognition, day-of-the-week recognition, leap year, date values and interfaces or date functionalities; and (iii) will not be materially adversely affected by the advent of the year 2000, the advent of the year 2001, the advent of the twenty-first century or the transition from the twentieth century through the year 2000 and into the twenty-first century. Except as set forth on Schedule 4.21, all design architectures and functionalities of all Products are, in all material respects, compatible with and, when operated in, on or in conjunction with, any other system, will not cause such Products to fail to satisfy the criteria set forth above.

      4.22 Pension Matters.

           (a) Neither Sistemas nor Mexico is a party to, makes, or is required to make contributions to, any pension, profit sharing, retirement, deferred compensation, bonus, severance, medical, life insurance or other employee (or ex-employee) welfare or benefit plans, agreements or arrangements maintained for the benefit of any of their employees or will be so required upon the termination of the employment, retirement, death or disability of their employees.

           (b)  Sistemas   and  Mexico  have   complied   with  all
obligations imposed on them by all applicable statutes and regulations regarding (i) the deduction from their employees' salaries or wages in respect of the laws of Argentina or Mexico (as applicable); and (ii) the payment by Sistemas and Mexico to
all  applicable  governmental   authorities  of  all  sums  due  in
respect of such laws.

     4.23 Internal   Controls.   Sistemas  and  Mexico  each   maintain
internal  accounting  controls which provide  reasonable  assurance
that   (i)   transactions   are   executed   in   accordance   with
management's  authorization,  (ii)  transactions  are  recorded  as
necessary  to  permit   preparation   of  Sistemas'   and  Mexico's
consolidated  financial  statements  in accordance  with  generally
accepted  Argentine  and  Mexican  accounting   principles  and  to
maintain  accountability  for the assets of  Sistemas  and  Mexico,
(iii) access to the assets of Sistemas and Mexico is permitted only in accordance with management's authorization, and (iv) the recorded accountability for assets of Sistemas and Mexico is
compared   with  existing   assets  at  reasonable   intervals  and
appropriate action is taken with respect to any differences.

      4.24 Labor and Employment Matters.

      (a) (i) Schedule 4.24(a)(i) sets forth the name, date of employment, date of inception of benefits, job title, monthly compensation, and eligibility for prizes of each regular, full time or part time employee or independent contractor of Sistemas and Mexico (the "Companies' Employees") and the organizational charts of Sistemas and Mexico; (ii) Schedule 4.24(a)(ii) sets forth each and every collective bargaining, union, or other employee association agreement; employment, managerial, advisory, and consulting agreements; employee confidentiality or other agreements protecting proprietary processes, formulae or information to which Sistemas or Mexico is a party; and any employee handbook(s) published by Sistemas or Mexico; (iii)
Schedule 4.24(a)(iii) lists each and every pension, retirement, savings, profit sharing, bonus, deferred compensation, incentive compensation, excess benefit, supplemental retirement, stock purchase, stock option, severance, hospitalization, medical, life insurance, dental, vision, disability, salary continuation, supplemental unemployment, fringe benefit plan and any other agreement or plan or funding arrangement sponsored, maintained, or to which contributions are made or required to be made by Sistemas or Mexico (such plans are referred to collectively as the "Plans"); and the amount of any unfunded retirement liabilities, including medical coverage, arising under any Plan giving rise thereto; (iv) Schedule 4.24(a)(iv) lists every Companies' Employee who has left Sistemas or Mexico since July 31, 1996, the date of leaving, the job title, and the reason for his or her departure; (v) Schedule 4.24(a)(v) lists every Companies' Employee of Sistemas or Mexico on authorized leaves of absence who has a right to return to employment; (vi) Schedule 4.24(a)(vi) lists any contract or temporary employees of Sistemas or Mexico and all terms and conditions of their engagement; (vii)
Schedule 4.24(a)(vii) lists all labor proceedings pending against Sistemas or Mexico currently or at any time within the last three years; and (viii) Schedule 4.24(a)(viii) sets forth the name, date of employment, date of inception of benefits, job title, monthly compensation, and eligibility for prizes, benefits, perquisites, accrued bonus, accrued severance pay, accrued pension benefits, accrued vacation benefits, and any litigation involving each Companies' Employee.

      (b)   For each Plan  disclosed or required to be disclosed in
Schedule 4.24(a)(iii): (i) each Plan that is required by applicable law to be funded is so funded, and if a Plan is not required to be funded, the benefits payable under such Plan are adequately reserved for in the Financial Statements; (ii) there are no actions, suits or claims (other than routine claims for benefits in the ordinary course) pending or threatened with respect to any Plan, and there are no facts which could give rise to any such actions, suits or claims (other than routine claims for benefits in the ordinary course); and (iii) a true and complete copy of the text of each Plan (including amendments), if previously reduced to writing, or a detailed description of the material elements of each Plan if not reduced to writing, is attached hereto as Schedule 4.24(b)(iii).

      (c) With respect to Sistemas and Mexico, each of the following is true:

      (i) Each of Sistemas and Mexico is in compliance with all applicable laws and collective bargaining agreements respecting employment and employment practices, terms and conditions of employment, wages and hours, termination payments, occupational safety and health, and the Plans, and there is no action, suit or legal, or other proceeding or investigation pending or threatened, against Sistemas or Mexico relating to any thereof, and no basis exists for any such action, suit, or legal or other proceeding or investigation;

      (ii) there is no labor strike, dispute, slowdown or stoppage pending or threatened against Sistemas or Mexico;

      (iii) no agreement (including any collective bargaining agreement) or order which is binding on Sistemas or Mexico in any way limits or restricts Sistemas or Mexico from relocating or closing any of its operations, or terminating any of its employees;

      (iv) Sistemas and Mexico have not experienced any organized work stoppage and have a good relationship with the Companies' Employees;

      (v) the execution and delivery of this Agreement by Datastream , and the consummation of the transactions contemplated hereby will not result in, accelerate or increase any obligation or liability (with respect to termination payments, accrued benefits, or otherwise) to any Plan or to any employee or former employee of Sistemas or Mexico or cause, or be deemed to cause, the termination of any Companies' Employee, except for officers whose resignations will be tendered at the Closing; and

      (vii) except to the extent (if any) to which provisions have been made in the Financial Statements or otherwise described in
Schedule 4.24(c)(vii): (1) no liability has been incurred by Sistemas or Mexico for breach of any employment agreement, for redundancy payments or for compensation for wrongful dismissal or for failure to comply with any order for the re-engagement of any employee or for any other liability accruing from the termination or variation of any contract of employment; (2) no gratuitous payment has been made or promised by Sistemas or Mexico in connection with the actual or proposed termination or suspension of employment or variation of any contract of employment of any employee or former employee; (3) no liability has been incurred by Sistemas or Mexico for accident or injury to employees; (4) no liability has been incurred by Sistemas or Mexico for any tax contribution and/or retention of salaries and other remuneration of personnel pertaining to their indirect or alleged employment relationships with Sistemas or Mexico; and (5) all withholding taxes, social security contributions and respective employer's contributions have been made by Sistemas and Mexico as per their respective due dates for all employees.

      (d) All social security Taxes of any of Sistemas' or Mexico's contractors providing services related to System's or Mexico's ordinary and specific activity, which are required by law to be withheld or collected have been duly withheld or collected, and have been timely paid over to the appropriate governmental authorities to the extent due and payable; and there is no action, suit, proceeding, investigation, examination, audit, claim or deficiency currently pending or threatened, regarding any such social security Taxes applicable to such contractors.

      (e) Nothing expressed or implied in this Section 4.24 shall create any third party beneficiary or other rights in any Companies' Employee or former employee or contractor (including any beneficiary or dependent thereof) of Sistemas or Mexico in respect of continued employment (or resumed employment) with Mexico or Sistemas. Further, no provision of this Section 4.24 shall create any such rights in any such persons in respect to any benefits that may be provided, directly or indirectly, under any employee compensation and benefit plans, programs, policies and arrangements (including fringe benefits) or any plan or arrangement which may be established by Sistemas or Mexico. Notwithstanding anything contained herein to the contrary, no provision of this Agreement shall constitute a limitation on rights to amend, modify or terminate, after the Closing Date, any specific plan or arrangement of Sistemas or Mexico.

      4.25 Fees and Expenses. Neither Sistemas nor Mexico has paid, nor are either of them obligated to pay, any fee or commission to any broker, finder or financial intermediary in connection with the transactions contemplated by this Agreement. Following the Closing Date, none of Sistemas, Mexico, nor Datastream will be obligated to pay any fee, commission or similar expense in connection with the transactions contemplated by this Agreement.

      4.26 Certain Payments. Neither Sistemas, Mexico nor any director, executive, employee, consultant or Affiliate of Sistemas or Mexico, including, without limitation, any Stockholder, has, directly or indirectly, given or agreed to give or solicited or received any gift, rebate or similar benefit to any customer, supplier, governmental employee or other Person which (i) might subject Sistemas or Mexico to any damage or penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past might have had an adverse effect on the assets, business or operation of Sistemas or Mexico, or (iii) if not continued in the future might adversely affect Sistemas' or Mexico's assets, business, operations or prospects.

      4.27 Ownership of Shares. The Stockholders are the legal and beneficial owners of the Capital Stock set forth opposite their name in Schedule 4.6. The Stockholders have good and valid title to the Capital Stock, free and clear of all Liens. Upon the delivery of the Capital Stock in the manner contemplated by
Section 3.2, the Stockholders will have conveyed to Datastream good, valid and indefeasible title to such Capital Stock, free and clear of all Liens.

      4.28  Books and Records.

      (a) The books of account of Sistemas and Mexico which have been made available to Datastream or their employees or representatives for inspection have been fully, properly and accurately maintained, and contain in detail true, complete and accurate records of all matters required by law to be entered therein.

      (b) The minute books of Sistemas and Mexico which have been made available to Datastream or their employees or representatives for inspection contain true and complete records of all meetings and consents in lieu of meetings of the Board of Directors (and any committee thereof) and shareholders of Sistemas and Mexico, respectively, and accurately reflect all transactions referred to in such minutes and consents in lieu of meeting. The stock books of the of Sistemas and Mexico which have been made available to Datastream or their employees or representatives for inspection are true and complete.

      4.29 Account Payables. The account payables that will be set forth on the Financial Statements as of the Closing will represent valid obligations owed by Mexico or Sistemas for goods or services actually received, will be incurred in the ordinary course of business consistent with past practices of Sistemas or
Mexico, and will represent transactions between Sistemas or Mexico and third parties entered into on an arm's-length basis.

      4.30 Receivables. All accounts receivable of Sistemas or Mexico as of the Closing Date will have been arisen from bona fide transactions in the ordinary course of business of Sistemas or Mexico. Such receivables will be collectible in the ordinary course of business in the aggregate amounts thereof in accordance with their terms, subject only to a reserve for bad debts computed in a manner consistent with past practice of Sistemas or Mexico and reasonably estimated to reflect the probable results of collection.

      4.31  Customers.   During  the  last  two  years,   no  major
customer of Mexico or Sistemas, has canceled or otherwise terminated, or made any written or unwritten threat to Mexico, Sistemas or the Stockholders or to any of their respective Affiliates to cancel or otherwise terminate, for any reason, including the consummation of the transactions contemplated hereby, its relationship with Sistemas or Mexico, or has at any time decreased materially its services or supplies to Sistemas or Mexico or its usage of the services or products of Sistemas or Mexico. To Stockholders' best knowledge, no customer of Mexico or Sistemas intends to cancel or otherwise terminate its relationship with Mexico or Sistemas.


      ARTICLE V REPRESENTATIONS AND WARRANTIES OF DATASTREAM

                  REPRESENTATIONS AND WARRANTIES
                      OF DATASTREAM AND AQSUB



      Datastream hereby represents and warrants to the Stockholders as follows (such representations and warranties to be true and correct as of the Closing Date or as of any other specific date set forth below as of which a particular statement is made):

      5.1 Organization; Good Standing; Qualification and Power. Datastream is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Datastream is duly registered and qualified to do business as a foreign corporation under the corporation law of each jurisdiction where such registration and qualification is required, except where the failure to so register or qualify would not have a Material Adverse Effect on Datastream, and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

      5.2 Authority. Datastream has all requisite corporate power and authority to enter into this Agreement and each other Transaction Document to which it is a party, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby, and the execution and delivery of this Agreement and each other Transaction
Document to which it is a party by Datastream and the consummation by Datastream of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Datastream . This Agreement and each other Transaction Document to which Datastream is a party has been duly executed and delivered by Datastream and, assuming due execution and delivery of this Agreement and each other Transaction Document by the other parties hereto and thereto, this Agreement and each other Transaction Document to which
Datastream is a party constitutes the valid and binding agreement of Datastream enforceable in accordance with its terms except as enforceability may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws from time to time in effect affecting the enforcement of creditors' rights generally.

      5.3 Noncontravention. The execution, delivery and performance by Datastream of this Agreement and each other Transaction Document to which Datastream is a party, the consummation of the transactions contemplated hereby and thereby, and compliance by Datastream with the provisions hereof and thereof, will not:

           (a) conflict with, result in a violation of, result in a breach of, or cause a default under (with or without notice, or lapse of time, or both), or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in, or the loss of any Material benefit under, or require the consent or approval of any party to, or result in the creation of any Lien upon, any of the Material properties or assets of Datastream under any term, condition or provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Datastream or their respective properties or assets, other than any such conflicts, violations, defaults, losses, liens, security interests, charges or encumbrances which individually or in the aggregate would not have a Material Adverse Effect on Datastream;

           (b)  violate  any  provision  of  the   Certificate   of
Incorporation or Bylaws of Datastream;

           (c) require the consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority to be obtained by Datastream in connection with the execution and delivery of this Agreement or any other Transaction Document or the consummation of the transactions contemplated hereby and thereby, except for the filing with the SEC of such reports and information under the Exchange Act and the rules and regulations promulgated by the SEC thereunder as may be required in connection with this Agreement and the transactions contemplated hereby.

      5.4 SEC Documents. Each of the SEC Documents filed to date, when it was filed with the SEC, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and, as of their filing date, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      5.5 Capitalization. Datastream's authorized, issued and outstanding capital stock is, as of the respective dates thereof, as set forth in the SEC Documents. All of the issued shares of capital stock of Datastream have been duly authorized and validly issued, are fully paid and nonassessable and are not entitled or subject to any pre-emptive, preferential or similar rights.

      5.6 No Calamities. Since the date of the most recent balance sheet included in the financial statements included in the SEC Documents, neither Datastream nor any of its Subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court governmental action, order or decree.

      5.7 No Changes. Since the respective date of the most recent balance sheet included in the financial statements included in the SEC Documents, (i) neither Datastream nor any of its Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are Material to Datastream and its Subsidiaries taken as a whole, (ii) Datastream has not purchased any of its outstanding capital stock or declared, paid or otherwise made any dividend or distribution of any kind on its capital stock, (iii) there has not been any Material change in the capital stock, long-term debt or short-term debt (other than changes effected in the ordinary course of business consistent with past practice) of Datastream or any of its Subsidiaries, and
(iv) Datastream has not suffered any Material Adverse Effect.

      5.8 Stock Issuance. The shares of Datastream Common Stock to be issued as Stock Consideration have been duly authorized, and when issued and delivered for the transfer and delivery of the certificates representing shares of Capital Stock as provided herein, will be validly issued and fully paid and nonassessable; the certificates evidencing the shares of Datastream Common Stock to be issued as Stock Consideration will comply with all applicable requirements of the DGCL and the delivery of such certificates will pass valid title to such shares, free and clear of any Lien. Assuming the accuracy and completeness of the representations of the Stockholders set forth in Section 4.4 hereof, the offer and sale of the shares of Datastream Common Stock to be issued as Stock Consideration will be issued in compliance with Regulation S.

      5.9 Financial Statements. The consolidated financial statements (including the related notes) of Datastream and its consolidated Subsidiaries included in the SEC Documents were prepared in accordance with generally accepted United States accounting principles consistently applied throughout the periods involved and fairly present the financial condition, results of operations and cash flows of Datastream and its Subsidiaries, on a consolidated basis, at the dates and for the periods presented.

      5.10 Internal Controls. Datastream and each of its Subsidiaries maintains internal accounting controls which provide reasonable assurance that (i) transactions are executed in accordance with management's authorization, (ii) transactions are recorded as necessary to permit preparation of Datastream's consolidated financial statements in accordance with generally accepted United States accounting principles and to maintain accountability for the assets of Datastream, (iii) access to the assets of Datastream and each of its Subsidiaries is permitted only in accordance with management's authorization, and (iv) the recorded accountability for assets of Datastream and each of its Subsidiaries is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.





          ARTICLE VI ADDITIONAL COVENANTS AND AGREEMENTS

                ADDITIONAL COVENANTS AND AGREEMENTS



      6.1 Expenses. Whether or not the Transaction is consummated, all costs and expenses incurred in connection with this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby shall be paid by the party incurring such expenses. In particular, the Stockholders shall be responsible for the Expenses and the Stockholders hereby jointly and severally agree to hold Sistemas, Mexico and Datastream harmless therefrom.

      6.2 Agreement to Cooperate. Subject to the terms and conditions herein provided, each of the parties hereto shall use all best efforts to take, or cause to be taken, all action to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the transactions contemplated by this Agreement and the other Transaction Documents including using best efforts to obtain all necessary or appropriate governmental and third-party waivers, consents and approvals.

      6.3 Public Statements. The parties shall consult with each other prior to issuing any public announcement or statement with respect to this Agreement or the transactions contemplated hereby and shall not issue any such public announcement or statement prior to such consultation, except as may be required by applicable Law or Datastream's listing agreement with the Nasdaq/NMS.

      6.4 Release. Each of the Stockholders does hereby release and forever discharge Sistemas and Mexico, their officers and directors and each of the other Stockholders, from any and all claims, demands, actions, causes of actions, losses and expenses (including attorneys' fees and expenses) of any kind whatsoever, whether arising out of a contract or otherwise, in law or in equity, that such Stockholder has had, now has or may hereafter have against Sistemas or Mexico, any successor to Sistemas or Mexico or to their respective businesses, any of the officers or directors of Sistemas or Mexico (in their capacity as such) or any other Stockholder (in their capacity as such).

      6.5 Amounts Payable By Stockholders On or before the Closing Date, each Stockholder who shall owe any indebtedness to Sistemas or Mexico (or any Affiliate of Sistemas or Mexico) or whose Affiliate shall owe any indebtedness to Sistemas or Mexico (or any Affiliate of Sistemas or Mexico) shall repay any such amounts to Sistemas or Mexico, as appropriate, in full.

      6.7 Resale Restrictions. Each Stockholder agrees not to resell or cause the resale of the Datastream Common Stock received by such Stockholder as Stock Consideration in the United States or to a "U.S. person" (as such term is defined in Regulation S) for a period of one (1) year after the Closing.

      6.8 Removal of Regulation S Legend. Upon the expiration of the one (1) year "distribution compliance period" (as such term is defined in Regulation S) and upon the request of any Stockholder, Datastream shall cause the Regulation S Legend to be removed from the certificates representing the shares of Datastream Common Stock to be issued as Stock Consideration, or issue replacement certificates.

      6.9  Guarantee of  Performance.  The  Stockholders  guarantee
the   performance   by  Sistemas  and  Mexico  of  each  and  every
obligation of Sistemas and Mexico hereunder.

      6.10 Transaction  Documents.  At the Closing,  Datastream and
the   Stockholders   shall  execute  and  deliver  the  Transaction
Documents.

      6.11 Authorization of Spouse. At the Closing Datastream shall have been furnished by each of the Stockholders with authorization of his spouse substantially in the form attached hereto as Schedule [6.11] granting her consent as required by
Section 1277 of the Argentine Civil Code.

      6.12   Conduct of Business Prior to the Closing Date.

      The Stockholders agree that from the date hereof to the Closing Date:

      (a) Except as contemplated by this Agreement or permitted by written consent of Datastream, the Stockholders shall cause Sistemas and Mexico to operate their respective business only in the ordinary course, and in compliance with all applicable laws, and to preserve the goodwill and relationships of each company with its customers and others having business relations with Sistemas or Mexico.

      (b) The Stockholders shall preserve the business organization of Sistemas and Mexico intact, except for changes contemplated by this Agreement or specifically authorized in writing by Datastream, and shall use their best efforts to keep available to Datastream the services of the Companies' Employees.

      (c) The Stockholders shall cause Sistemas and Mexico to maintain accurate books and records in accordance with Argentine or Mexican GAAP (as applicable) on a basis consistent with the

Financial Statements. Such books and records shall accurately reflect the assets and liabilities of the Company. The Stockholders shall cause the Company to maintain accounting controls to monitor that: (i) all transactions, including all payments from Sistemas or Mexico's bank account are executed with Datastream authorization; and (ii) all transactions are recorded as necessary to permit preparation of financial statements and to maintain the accounting of such Companies' assets.

      (d) The Stockholders shall not take, and shall not permit the Company to take, any action that would cause any of the representations and warranties of the Stockholders in this Agreement not to be true and correct as of the Closing Date. The Stockholders shall give Datastream prompt notice of any event, condition or circumstance that would constitute a breach or violation of any representation or warranty or covenant or agreement of the Stockholders in this Agreement.



                            ARTICLE VII

           CONDITIONS PRECEDENT OF DATASTREAM AND AQSUB

      The obligation of Datastream to consummate the transactions contemplated by this Agreement is subject to the fulfillment by the Stockholders on or prior to the Closing Date of the following conditions, which may be waived by Datastream:

      7.1 Representations and Warranties. The representations and warranties of the Stockholders contained in this Agreement or in any certificate or document delivered to Datastream pursuant hereto shall be deemed to have been made again at and as of the Closing Date and shall then be true and correct. The Stockholders shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by the Stockholders on or prior to the Closing Date. The Buyer shall have been furnished with a certificate of the Stockholders, dated as of the Closing Date, certifying to the foregoing.

      7.2 Authorization of Spouse. Datastream shall have been furnished by the Stockholders with authorization of his spouse substantially in the form attached hereto as Schedule 6.11 granting her consent as required by Section 1277 of the Argentine
Civil Code.

      7.3 No Actions. No Proceeding or investigation before any court or governmental or regulatory authority shall be pending or threatened (a) seeking to restrain, prevent or change the transactions contemplated hereby, (b) questioning the legality or validity of any such transactions, (c) seeking damages in connection with any such transactions, or (d) seeking damages or remedies that could be expected to result in a Material Adverse Effect.

      7.4 Consents. All consents of, filings with and notifications to any governmental authorities, regulatory agencies or other Persons necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and for the continued operation after the Closing of the business of Sistemas and Mexico in substantially the same manner heretofore conducted by the Company shall have been obtained or effected.

      7.5 Material Adverse Effect. No Material Adverse Effect shall have occurred prior to Closing and no facts or circumstances shall have occurred that could be expected to result in a Material Adverse Effect.

      7.6 Resignations. All resignations of directors and officers of Sistemas and Mexico, as requested by Datastream and shown on Schedule 3.2 hereof shall have been delivered to Datastream.

      7.7 Share Certificates. The Stockholders shall have delivered to Datastream aggregate share certificates representing
100% of the Capital Stock of Sistemas and Mexico.

      7.8   Escrow Agreement. Datastream, Stockholders and the
Escrow Agent shall have executed and delivered the Escrow
Agreement.

      7.9 Services Agreement; Noncompetition and Confidentiality Agreement. Datastream, Sistemas and Carlos Pallotti shall have executed and delivered the Services Agreement and the Noncompetiton and Confidentiality Agreement.

      7.10 Capital Stock of Mexico. The Stockholders shall have caused all of the capital stock of Mexico to be assigned and transferred as follows: 990 shares to Datastream International and 10 shares to Sistemas;

      7.11 Capital Stock of Sistemas. The Stockholders shall have caused all of the capital stock of Sistemas to be registered on the public register of shares as ordinary, nominative and endorsable.

      7.12 Completion of Due Diligence Review. Datastream shall have completed its due diligence review of the books, records, Financial Statements and operations of Sistemas and Mexico and shall not have found any Material information that would cause it to believe that the purchase of the Capital Stock of Sistemas and Mexico is not in the best interests of Datastream or Datastream's stockholders.

      7.13 Transfers of Software. The Stockholders shall have transferred to Sistemas and complied with all necessary filings and registrations with respect to all software registered under the name of either of the Stockholders.

                           ARTICLE VIII

             CONDITIONS PRECEDENT OF THE STOCKHOLDERS

      The obligation of the Stockholders to consummate the transactions contemplated hereby is subject to the fulfillment by Datastream, on or prior to the Closing Date, of the following conditions, which may be waived by the Stockholders:

      8.1 Representations and Warranties. The representations and warranties of Datastream contained in this Agreement or in any certificate or document delivered to the Stockholders pursuant hereto shall be deemed to have been made again at and as of the Closing Date and shall then be true and correct. Datastream shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by it prior to or on the Closing Date. The Stockholders shall have been furnished a certificate of Datastream, dated as of the Closing Date, certifying to the foregoing.

      8.2 Consents. All consents of, filings with and notifications to any governmental authorities, regulatory agencies or other Persons necessary for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby shall have been obtained or effected.

      8.3 Payment of Purchase Price. Datastream shall have paid to Stockholders the Cash Consideration and shall have delivered the Stock Consideration to the Escrow Agent in accordance with
Section 2.2. of the Agreement.

      8.4 No Actions. No Proceeding or investigation before any court or governmental or regulatory authority shall be pending or threatened seeking (a) to restrain, prevent or change the transactions contemplated hereby, (b) questioning the legality or validity of any such transactions, (c) seeking damages in connection with any such transactions, or (d) seeking damages or remedies that could be expected to result in a Material Adverse Effect.



    ARTICLE VII SURVIVAL OF REPRESENTATIONS AND WARRANTIES AND
                          INDEMNIFICATION

                  SURVIVAL OF REPRESENTATIONS AND

                  WARRANTIES AND INDEMNIFICATION



      9.1  Survival of Representations and Warranties.

           (a) All representations, warranties, agreements, covenants and obligations made or undertaken by Sistemas, Mexico or any of the Stockholders in this Agreement are Material, have been relied upon by Datastream and shall survive the Closing hereunder, and shall not merge in the performance of any obligation by any party hereto. Each of Sistemas, Mexico and the Stockholders acknowledge and agree that prior to the Closing, Datastream intend to perform such investigation of Sistemas and Mexico as they each deem necessary or appropriate; however, no investigation by Datastream, either before or after the Closing, will diminish or obviate any of the representations, warranties, covenants or agreements made or to be performed by Sistemas, Mexico or the Stockholders pursuant to this Agreement, and all other agreements referred to herein, or the right of Datastream to rely upon such representations, warranties, covenants and agreements.

           (b) All representations, warranties, agreements, covenants and obligations made or undertaken by Datastream in this Agreement are Material, have been relied upon by Sistemas, Mexico and the Stockholders, and shall survive the Closing hereunder, and shall not merge in the performance of any obligation by any party hereto. Datastream acknowledge and agree that prior to the Closing, the Stockholders intend to perform such investigation of Datastream as they each deem necessary or appropriate; however, no investigation by the Stockholders, either before or after the Closing, will diminish or obviate any of the representations, warranties, covenants or agreements made or to be performed by Datastream pursuant to this Agreement, and all other agreements referred to herein, or the Stockholders' right to rely upon such representations, warranties, covenants and agreements.

      9.2 Obligation of Stockholders to Indemnify. Each of the Stockholders, jointly and severally, agree to indemnify and hold Datastream harmless from and against any and all Liabilities asserted against, imposed upon or incurred by Datastream by reason of or resulting from a breach of any representation or warranty or any covenant or agreement of Sistemas, Mexico or any Stockholder contained in or made pursuant to this Agreement or the Exhibits or Schedules hereto, from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Sistemas, Mexico or the Stockholders hereunder or thereunder, or arising out of the conduct of the businesses of Sistemas and Mexico through the Closing Date. The Stockholders acknowledge that from and after the Closing, Sistemas and Mexico will be owned by Datastream, and the Stockholders therefore agree that any recovery against Sistemas or Mexico by Datastream after the Closing will be against the Stockholders, who will have no rights of reimbursement or contribution from Sistemas or Mexico.

      9.3 Obligations of Datastream to Indemnify. Datastream agrees to indemnify and hold the Stockholders harmless from and against any and all Liabilities asserted against, imposed upon or incurred by the Stockholders by reason of or resulting from a breach of any representation or warranty or any covenant or agreement of Datastream contained in or made pursuant to this Agreement or the Exhibits or Schedules hereto, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Datastream hereunder or thereunder.

      9.4  Conditions  of  Indemnification  with  Respect to Third
Party 7.4imConditions of Indemnification with Respect to Third Party Claims. Each party entitled to indemnification hereunder (the "Indemnified Party"), shall give notice promptly after it becomes aware of any Claim to each other party ("Indemnifying
Party")  from  whom  indemnity  shall  be  sought  hereunder.  Each
Indemnifying Party shall be entitled at its own expense to participate in the defense of such Claim, or, if it shall so elect, to assume (in conjunction with any other Indemnifying Party) the defense of such Claim, in which case the defense shall be conducted by counsel reasonably acceptable to the Indemnified Party, and such Indemnified Party shall bear the fees and expenses of any additional counsel retained by it; but if the

Indemnifying Party shall elect not to assume the defense of such Claim, the Indemnifying Party shall reimburse each Indemnified Party for the reasonable fees and expenses of any counsel retained by it. Notwithstanding the foregoing, should any Indemnified Party reasonably conclude that there may be defenses available to it that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall have the right to direct the defense of such action on behalf of the Indemnified Party but only after consultation with the Indemnified Party. The Indemnifying Party shall also have the right to settle or compromise any such Claim but only if it shall first obtain the written consent of the Indemnified Party, which consent shall not be unreasonably withheld. The terms "Indemnified Party" and "Indemnifying Party," as used herein shall, in appropriate circumstances, be deemed to mean Datastream, on the one hand, and the Stockholders, on the other hand.

      9.5 Reduction for Certain Benefits. Any insurance or other recovery, payment or credit received by the Indemnified Party from any third party which was not taken into account in computing the amount of any Liability shall promptly be paid over to the Indemnifying Party up to the amount of the indemnification payment to the Indemnified Party with respect thereto, such that the total amount received by the Indemnified Party from the Indemnifying Party and the third parties in connection with such Liability shall not exceed the amount of such Liability.

      9.6 No Release for Fraud, Ownership Representations. Notwithstanding anything contained herein to the contrary, nothing contained in this Agreement shall relieve any Stockholder of any liability or limit any liability that he, she or it may have on account of any breach of any representation or warranty contained in Section 4.6 above, nor shall anything contained in this Agreement relieve any Stockholder or any other party to this Agreement of any liability or limit any liability that he, she or it may have in the case of fraud or willful concealment or intentional breach in connection with the transactions contemplated by this Agreement or in connection with the delivery of any certificate required to be delivered under the terms hereof or of any other Transaction Document.

      9.7 Subrogation Rights. In the event that an Indemnifying Party shall be obligated to indemnify an Indemnified Party pursuant to this Article VII, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the Liability to which such indemnification relates; provided, however, that the Indemnifying Party shall only be subrogated to the extent of any amount paid by it pursuant to this Article VII in connection with such Liability and provided further that no Stockholder shall have any subrogation rights against Sistemas or Mexico.

      9.8  Establishment of Escrow; Indemnification Not Limited.

           (a)  At  the   Closing,   Datastream   shall  cause  the
Transfer Agent to deliver certificates representing the Stock Consideration to the Escrow Agent, which shares shall be held in escrow pursuant to the terms of this Agreement and the Escrow Agreement.

           (b) The parties to this Agreement understand and agree that the establishment of the escrow referred to in paragraph (a) above is not the exclusive source for indemnification pursuant to this Agreement and that such escrow in no way limits the amount of Claims that may be made pursuant to this Agreement.

      9.10 Interest. If any payment required to be made by an Indemnifying Party hereunder is not made by the due date for payment thereof, then that payment shall carry interest (calculated on a daily basis) from the due date of payment until actual payment (as well after judgment as before) at a rate of _10% per annum.



                   ARTICLE IX GENERAL PROVISIONS

                        GENERAL PROVISIONS



      10.1 Amendment67. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

      10.2 Extension; Waiver. At any time prior to the Closing Date, the parties (through a duly authorized officer in the case of a corporate party) may:

           (a) extend the time for the performance of any of the obligations or other acts of the other parties;

           (b)  waive any inaccuracies in the  representations  and
warranties   contained  in  this   Agreement  or  in  any  document
delivered pursuant to this Agreement; and

           (c) waive compliance with any of the agreements or conditions contained in this Agreement.

Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of each of the parties.

      10.3 Entire Agreement. This Agreement (including the Schedules and Exhibits hereto) and the other documents referenced herein contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, with respect thereto.

     10.4 Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited, or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      10.5 Notices. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed to be sufficient if contained in a written instrument and shall be deemed given if delivered personally, telecopied, sent by internationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

(a)                  If to Datastream, to:

                     Datastream Systems, Inc.
                     50 Datastream Plaza
                     Greenville, South Carolina 29605
                     Attention:Larry G. Blackwell, Ph.D., P.E.
                     Telephone:(864) 422-5001
                     Telecopier:    (864) 422-5000



                          with a copy to:

                     Alston & Bird LLP
                     One Atlantic Center
                     1201 West Peachtree Street
                     Atlanta, Georgia 30309-3424
                     Attention:B. Lynn Walsh, Esq.
                     Telephone: (404) 881-7185
                     Telecopier:     (404) 881-7777



(b)                  If to Sistemas or Mexico, to:

                     Computec Sistemas S.A.
                     Florida 440-3 Piso
                     1005 Buenos Aires
                     Argentina
                     Attention:Michael Pace
                                              or Rick Hewitt





(c)                  If to the Stockholders, to:

                     Carlos Pallotti and Beatriz Aizpeitia


                     with a copy to: Guillermo Ferrari
                     Tucuman 1452 - 103
                     (4050) Buenos Aires
                     Argentina




           (d) all such notices and other communications shall be deemed to have been received:

                (i) in the case of personal delivery, on the date of such delivery,

                (ii) in the case of a telecopy, when the party sending such telecopy shall have confirmed receipt of the communication,

                (iii)in the case of delivery by
      internationally-recognized overnight courier, on the
      Business Day following dispatch, and

                (iv) in the case of mailing, on the third Business Day following such mailing.

      10.6 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      10.7 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more
counterparts   have  been   signed  by  each  of  the  parties  and
delivered to the other parties, it being understood that all parties need not sign the same counterpart.

      10.8 Benefits; Assignment. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder and shall not be assigned by operation of law or otherwise; provided, however, that Datastream may assign all or any portion of the rights hereunder to any Subsidiary of Datastream and Sistemas, Mexico and the Stockholders shall, upon request, execute any amendment to the Transaction Documents necessary to provide the benefits of this Agreement to any such assignee.

      10.9 Governing Law; Arbitration. This Agreement shall be governed by and construed in accordance with the laws of the United States as applicable to contracts made and to be performed therein. All disputes between the parties hereto arising under or in connection with this Agreement or any other Transaction Document or further agreements resulting from this Agreement including all disputed claims for breach by any party of any representation, warranty, undertaking or covenant on its part under this Agreement or any other Transaction Document, shall be resolved by arbitration in accordance with the rules of the United Nations Commission on International Trade Law, provided that the parties shall have the right to settle any such dispute in summary proceedings and the right to obtain seizure, and provided, further, that it is the desire of the parties to this Agreement that such arbitrators undertake their best efforts to complete any such arbitration within one year of the date such arbitration is commenced. The arbitrators shall be fluent in English and the arbitration shall only be conducted in the English language. All pleadings and papers (other than original exhibits) submitted in connection with such arbitration shall only be submitted in the English language. Unless otherwise agreed to by Datastream on the one hand, and the Stockholders, on the other hand, the place of arbitration shall be Atlanta, Georgia. The arbitration panel shall consist of three members or, subject to the agreement of the parties, one member. If the panel is to consist of one member, such member shall be chosen by agreement of the parties within 30 days following initiation of the arbitration proceedings or, if the parties are unable to agree within that time, by the United Nations Commission on International Trade Law in a manner consistent with its rules.
If the panel is to consist of three members, the first two members shall be chosen by each party and such members shall choose the third member within 30 days following the initiation of the arbitration proceedings. For purposes of this Section 8.9, the term "party," as used herein shall, in appropriate circumstances, be deemed to mean Datastream on the one hand, and the Stockholders, on the other hand.

      10.10 Language of Agreement. The original, execution copy or copies of this Agreement, and the Schedules and Exhibits hereto shall be in the English language and such English version shall be the only version used to interpret the provisions thereof. All notices, communications and other documents given or to be given under this Agreement shall be made in the English language.

      10.11 Contractual Currency. The specification of U.S. dollars is of the essence, and such currency shall be the currency of account in the case of all obligations under this Agreement (the "Contractual Currency"). Each payment under this Agreement will be made in the Contractual Currency at the place specified for payment. To the extent permitted by applicable Law, any obligations to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency or at any place other than as required therein.

      10.12 Agent for Service. Each of the Stockholders authorizes and appoints Guillermo Ferrari as his agent to receive service of process for any action or proceeding arising out of or relating to this Agreement or any other Transaction Document.

      10.13 Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rule of strict construction shall be applied against any party. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. Nothing in the Schedules shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the appropriate Schedule identifies the exception with particularity and describes the relevant facts in detail and makes specific reference to the Section of this Agreement from which exception is taken. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other items itself). The parties intend that each representation, warranty and covenant contained herein shall have independent significance. If any party has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached shall not detract from or mitigate the fact that the party is in breach of the first representation, warranty or covenant.

               [Signatures appear on following page]

      IN WITNESS WHEREOF, the parties hereto have signed or have caused this Agreement to be signed by their respective duly authorized officers, all as of the date first written above.


DATASTREAM:                         DATASTREAM SYSTEMS, INC.


                                    By: /s/ Daniel H. Christie
                                    -------------------------------
                                       Title: Chief Financial
Officer


SISTEMAS:                           COMPUTEC SISTEMAS S.A.


                                    By: /s/ Carlos Pallotti
                                    -------------------------------
                                       Title:



MEXICO:                             COMPUTEC SISTEMAS MEXICANA
                                    S.A. DE C.V.


                                    By: /s/ Carlos Pallotti
                                    -------------------------------
                                       Title:


STOCKHOLDERS:
                                    /s/ Carlos Pallotti
                                    -------------------------------
                                    Carlos Pallotti


                                    /s/ Beatriz Aizpeitia
                                    -------------------------------
                                    Beatriz Aizpeitia

SCHEDULE 2.2


      SEE SCHEDULE 4.6

SCHEDULE 4.6

      Authorized, issued and outstanding shares:

      a) Computec Sistemas S.A.

        Carlos Pallotti   660 shares
        Beatriz Azpeitia  340 shares

      b) Computec Sistemas Mexicana S.A. de C.V.

        Carlos Pallotti   767 shares
        Beatriz Azpeitia  233 shares


      Detail of shares below:

      Share    Account  Share       Amount of               Shareholder
      Value    Number   Numbers     Subscribed Shares          Name

      $100   1        0001 - 0010       10              Pallotti, Carlos
      $100   2        0011 - 0020       10              Pallotti, Carlos
      $100   3        0021 - 0030       10              Azpeitia, Beatriz
      $100   4        0031 - 0040       10              Azpeitia, Beatriz
      $400   5        0041 - 0080       40              Pallotti, Carlos
      $400   6        0081 - 0120       40              Pallotti, Carlos
      $400   7        0121 - 0160       40              Pallotti, Carlos
      $400   8        0161 - 0200       40              Pallotti, Carlos
      $400   9        0201 - 0240       40              Pallotti, Carlos
      $400   10       0241 - 0280       40              Pallotti, Carlos
      $400   11       0281 - 0320       40              Pallotti, Carlos
      $400   12       0321 - 0360       40              Pallotti, Carlos
      $400   13       0361 - 0400       40              Pallotti, Carlos
      $400   14       0401 - 0440       40              Pallotti, Carlos
      $400   15       0441 - 0480       40              Pallotti, Carlos
      $400   16       0481 - 0520       40              Pallotti, Carlos
      $400   17       0521 - 0560       40              Pallotti, Carlos
      $400   18       0561 - 0600       40              Pallotti, Carlos
      $400   19       0601 - 0640       40              Pallotti, Carlos
      $400   20       0641 - 0680       40              Pallotti, Carlos
      $1000  21       0681 - 0780       100             Azpeitia, Beatriz
      $1000  22       0781 - 0880       100             Azpeitia, Beatriz
      $1000  23       0881 - 0980       100             Azpeitia, Beatriz
      $10    24       0981 - 0990       10              Azpeitia, Beatriz
      $10    25       0991 - 1000       10              Azpeitia, Beatriz

EXHIBIT 4.1

                       ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this "Agreement") is made as of August 28, 1998, by and among Datastream Systems, Inc., a corporation organized and existing under the laws of the State of Delaware ("Datastream"), the stockholders of
Computec   Sistemas   S.A.,  a   corporation   organized  and
existing under the laws of the Republic of Argentina ("COMPUTEC"), listed on the signature pages hereto (the "Stockholders"), and Alston & Bird , LLP, as escrow agent (the "Escrow Agent").
                           RECITALS

WHEREAS, Datastream and the Stockholders have entered into that certain Share Purchase Agreement dated as of August 28, 1998 (the "Share Purchase Agreement"), providing for the acquisition of COMPUTEC and its affiliated Company, COMPUTEC Sistemas Mexicana S.A. de C.V. by Datastream and an affiliate of Datastream through the purchase of all of the capital stock of COMPUTEC outstanding on the Closing Date (the "Transaction");
WHEREAS, pursuant to the Share Purchase Agreement, the Stockholders are entitled to receive, at the Closing of the
Transaction, an aggregate of 44,304 shares of Datastream Common Stock as a portion of the consideration for such Transaction;
WHEREAS, the Share Purchase Agreement provides that all of such shares of Datastream Common Stock (the "Escrow Shares") shall be delivered to the Escrow Agent as security for the representations, warranties, covenants and agreements made by the Stockholders in the Share Purchase Agreement, and shall be placed and held in escrow (the "Escrow") pursuant to the terms and conditions specified therein and herein;
WHEREAS, the respective number of Escrow Shares being placed in Escrow by each of the Stockholders is set forth on Schedule 2.2 to the Share Purchase Agreement;
WHEREAS, the execution and delivery by the Stockholders of this Agreement is a condition precedent to the obligations of Datastream to effect the Transaction under the Share Purchase Agreement; and
WHEREAS, Alston & Bird , LLP is willing to accept delivery of the Escrow Shares from the Stockholders and to hold and release such Escrow Shares in accordance with the terms and conditions specified herein.
NOW, THEREFORE, in consideration of the premises, the agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
                     TERMS AND CONDITIONS

1.                          Definitions.
      (a) Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Share Purchase Agreement.

      (b) As used herein, the term "Escrow Shares" includes the 44,304 shares of Datastream Common Stock deposited in Escrow hereunder, any shares of Datastream Common Stock issued by Datastream during the term of the Escrow in payment of stock dividends or stock splits with respect to the shares of Datastream Common Stock deposited pursuant to this Agreement, and any shares of capital stock of Datastream or any entity acquiring or succeeding to the business of Datastream through a business combination or otherwise which are issued in exchange for the Escrow Shares, but shall not include any shares released from the Escrow pursuant to the provisions hereof.

      (c) As used herein, the term "Transfer Agent" shall mean First Union National Bank, a bank organized in the United States of America and headquartered in Charlotte, North Carolina.

      (d) "Fair Market Value" shall mean the average of the closing sale price for one (1) share of Datastream Common Stock as quoted on the Nasdaq National Market (or such other principal exchange or market upon which shares of Datastream Common Stock are traded at such time) for the ten (10) days preceding the date of receipt of a Notice of Claim (if a Notice of Dispute is not thereafter timely received with respect to such Notice of Claim), Notice of Settlement or Order by the Escrow Agent.

2.                  Appointment of Escrow Agent.
Datastream  and  the   Stockholders   hereby   designate  and
appoint  Alston  &  Bird  ,  LLP to  serve  as  Escrow  Agent
hereunder,   and  B.   Lynn   Walsh   hereby   accepts   such
designation and appointment upon the terms, conditions and provisions of this Agreement.
3.                   Deposit with Escrow Agent.
At the Closing on even date herewith, each Stockholder shall deliver written instructions to the Transfer Agent directing the Transfer Agent to deliver to deposit with the Escrow Agent stock certificates representing the Escrow Shares, together with a duly executed power of attorney substantially in the form attached hereto as Exhibit A (the "Power of Attorney"), appointing the Escrow Agent as such Stockholder's attorney-in-fact for the purpose of executing and delivering the stock powers and instructions necessary to effect the distributions contemplated by this Agreement
 . The Stockholders will allow the Escrow Shares to remain in Escrow with the Escrow Agent and will not withdraw or attempt to withdraw the same from the Escrow except as herein provided.
4.       Escrow Shares; Voting Rights and Cash Dividends.
Upon receipt of the Escrow Shares, the Escrow Agent shall hold the same in accordance with the terms hereof. The Escrow Shares shall be held in Escrow until delivered to the Stockholders, Datastream or both pursuant to the terms hereof. For so long as the Escrow Agent is acting in such capacity with respect to Escrow Shares held hereunder, the Escrow Agent hereby gives each Stockholder a power of attorney giving each Stockholder the sole right to vote or direct the voting of his Escrow Shares and the right to receive all cash dividends declared by the Datastream with respect thereto.
5.                      Purpose of Escrow.
The  Escrow  is  being   established   for  the   purpose  of
providing a non-exclusive fund for recovery by Datastream, subject to the terms of the Share Purchase Agreement, for any Claim or Liability incurred by Datastream or COMPUTEC
after  the   Closing   as  a  result  of  any   breach  of  a
representation, warranty, covenant or agreement or other breach of the Share Purchase Agreement by the Stockholders
in  connection  with  the  Share  Purchase   Agreement,   the
Transaction or in connection with the delivery of any certificates, agreements or other documents required to be delivered under the terms of the Share Purchase Agreement.
6.                  Valuation of Escrow Shares.
      (a) For the purposes of this Agreement and all notices and distributions contemplated hereby, each of the Escrow Shares shall have a value equal to the Fair Market Value, subject to appropriate mathematical adjustment for stock
splits  or  reverse   stock  splits,   if  any,   declared  by
Datastream during the term of the Escrow.

      (b) The number of Escrow Shares to be retained by the Escrow Agent after the settlement or compromise of a Claim against the Escrow or released to Datastream in payment of a Claim against the Escrow shall be determined by dividing the dollar amount of such Claim within five business (5) days of the date of payment) by the Fair Market Value, and rounding the number so obtained down to the nearest whole number.

      (c) No fractional share shall be issued or released in connection with the payment of a Claim against the Escrow and the amount of any such Claim as to which a fractional share would otherwise be disbursed shall be disregarded by the Escrow Agent.

7.                  Retention of Escrow Shares.
Subject to the provisions of Section 8 of this Agreement, the Escrow Agent shall hold all Escrow Shares deposited with it pending the receipt by the Escrow Agent from time to time of:
      (a) One or more written notices of a Claim against the Escrow in the form specified in Section 16(b) of this Agreement (each a "Notice of Claim");

      (b)  One or more written  notices of the settlement of a
disputed  Claim  against the Escrow in the form  specified  in
Section   16(c)  of  this   Agreement   (each  a  "Notice   of
Settlement"); or

      (c) A decision of an arbitration panel directing the release of some or all of the Escrow Shares in accordance with the provisions of Section 9.9 of the Share Purchase
Agreement (an "Order").

8.                       Claim Procedure.
      (a) In the event that the Escrow Agent receives a Notice of Claim from Datastream, the Escrow Agent shall notify the Stockholders' Representative of the receipt of such Notice of Claim within five (5) Business Days of such receipt by sending a copy of the Notice of Claim marked to show the date of receipt by the Escrow Agent to the Stockholders' Representative. If the Stockholders wish to dispute the Claim against the Escrow contained in the Notice of Claim, the Stockholders' Representative shall send a notice to the Escrow Agent that the Stockholders dispute the Claim against the Escrow in the form specified in Section
16(d) of this Agreement (a "Notice of Dispute"). Such Notice of Dispute must be received by the Escrow Agent within twenty (20) days after the receipt by the Escrow Agent of the Notice of Claim. Notwithstanding the foregoing, the Stockholders shall have no right to dispute any Claim related to a real or potential tax, social security and/or labor liability of any nature whatsoever.

      (b) If the Escrow Agent receives a Notice of Dispute from the Stockholders' within (twenty (20)) days after the receipt by the Escrow Agent of a Notice of Claim, the Escrow Agent shall not release Escrow Shares subject to such Notice of Claim and Notice of Dispute until the Escrow Agent receives a Notice of Settlement or an Order directing the Escrow Agent to cause the delivery of all or a specified portion of the Escrow Shares to the appropriate party or parties. Upon receipt of such Notice of Settlement or
Order, the Escrow Agent shall distribute, as soon as practicable, the number of Escrow Shares specified therein in accordance with the directions contained therein and the provisions of Sections 6, 10 and 11 of this Agreement.

      (c) If the Escrow Agent does not receive a Notice of Dispute from the Stockholders' Representative within (twenty
(20)) days after the receipt by the Escrow Agent of a Notice of Claim, the Escrow Agent shall release to Datastream, as soon as practicable, the number of Escrow Shares required to pay the Claim specified in the Notice of Claim at the Fair Market Value (as determined pursuant to Section 6 of this Agreement) in accordance with Section 10 of this Agreement.

      (d) Notwithstanding the receipt or existence of one or more Notices of Dispute, the Escrow Agent shall release the appropriate number of Escrow Shares required to pay a Claim specified in a Notice of Claim for which no Notice of Dispute has been timely received.

      (e)  The Escrow Agent shall  release  Escrow Shares from
the Escrow Shares  registered in each  Stockholder's  name pro
rata  in  accordance   with  the   percentages  set  forth  in
Schedule 2.2 to the Share Purchase Agreement.

9.           Termination and Release of Escrow Shares.
      (a)  This  Agreement,   except  for  the  provisions  in
Sections   12,  13  and  15  relating   to  the   performance,
liability and indemnification of the Escrow Agent and except as set forth in subsection (b) below, shall terminate:

           (1) twelve months after the Closing Date of the Transaction (the "Termination Date") with respect to 22,152 of the Escrow Shares and eighteen months with respect to the remaining 22,152 Escrow Shares, unless the Escrow Agent shall have received:

           (i)  any  Notice of Claim  for  which  the  (twenty
(20)) day period for filing a Notice of Dispute shall not have expired as for which the Notice of Dispute does not apply (an "Outstanding Notice of Claim"); or

           (ii) any Notice of Claim for which a timely Notice of Dispute shall have been received by the Escrow Agent for which the Escrow Agent shall not have received a Notice of Settlement or an Order (an "Outstanding Notice of Dispute").

      (b) In the event that on the Termination Date the Escrow Agent shall be in possession of an Outstanding Notice of Claim or an Outstanding Notice of Dispute, this Agreement shall remain in effect and the Escrow Agent shall release, as soon as practicable, to the Stockholders the number of Escrow Shares then held by the Escrow Agent in excess of the number of Escrow Shares then subject to any Outstanding Notice of Claim, any Outstanding Notice of Dispute or any Notice of Pending Arbitration, such number to be determined in accordance with Section 6 hereof. This Agreement shall thereafter terminate at the time that the Escrow Agent shall have released all of the Escrow Shares in accordance with the terms of this Agreement.

      (c) If in the event that on the Termination Date the Escrow Agent shall not be in possession of an Outstanding Notice of Claim or an Outstanding Notice of Dispute, the Escrow Agent shall release, as soon as practicable, the number of Escrow Shares then held to the Stockholders.

10. Manner of Release of Escrow Shares to Datastream. Whenever the Escrow Agent determines that it is required to release some or all of the Escrow Shares to Datastream, the Escrow Agent shall present to the Transfer Agent for transfer the following:
      (a)  Stock certificates representing the Escrow Shares;

      (b) Copies of the Powers of Attorney delivered to the Escrow Agent pursuant to Section 3 of this Agreement;

      (c) Appropriate stock powers signed by an authorized officer of the Escrow Agent, together with evidence of the authority of the officer acting on behalf of the Escrow
Agent; and

      (d)  Written instructions to the Transfer Agent to:

           (i) reissue a stock certificate registered in the name of Datastream and representing the number of Escrow
Shares to be released to Datastream and deliver the same to Datastream; and

           (ii) reissue stock certificates, registered in the names of each of the Stockholders representing the balance of such Stockholder's Escrow Shares and deliver the same to the Escrow Agent.

11. Manner of Release of the Escrow Shares to the Stockholders. Whenever the Escrow Agent determines that it is required to
release   some   or  all  of  the   Escrow   Shares   to  the
Stockholders,   the  Escrow   Agent  shall   present  to  the
Transfer Agent for transfer the following:
      (a)  Stock certificates representing the Escrow Shares;

      (b) Copies of the Powers of Attorney delivered to the Escrow Agent pursuant to Section 3 of this Agreement;

      (c) Appropriate stock powers signed by an authorized officer of the Escrow Agent, with evidence of the authority of the officer acting on behalf of the Escrow Agent; and

      (d)  Written instructions to the Transfer Agent to:

           (i) reissue stock certificates registered in the names of each of the Stockholders representing the number of Escrow Shares to be released to each Stockholder in accordance with the percentages set forth in Schedule 2.2 to the Share Purchase Agreement;

           (ii) reissue stock certificates registered in the names of each of the Stockholders representing the balance of such COMPUTEC Stockholder's Escrow Shares; and

           (iii)deliver the stock certificates representing the Escrow Shares to be released to the Stockholders to the COMPUTEC Stockholder's Representative and deliver the stock certificates representing the balance of each of the COMPUTEC Stockholder's Escrow Shares to the Escrow Agent.

12.                  Agreement of Escrow Agent.
The Escrow Agent hereby acknowledges receipt of the Escrow Shares and the Powers of Attorney, and agrees hold the same in Escrow in accordance with the terms of this Agreement and not to permit any withdrawal thereof except under the
terms  of  this   Agreement.   The  Escrow   Agent  shall  be
responsible only for the safekeeping of the Escrow Shares and the distribution or delivery thereof in accordance with the terms of this Agreement. The Escrow Agent shall not be
responsible   for  the   authenticity   or  accuracy  of  any
documents or stock certificates, or the sufficiency of the Escrow Shares and the Powers of Attorney to make the distributions required herein.
13.                 Performance by Escrow Agent.
The parties to this Agreement agree as follows:
      (a)  In   performing   any  of  its  duties  under  this
Agreement, or upon the claimed failure to perform its duties hereunder, the Escrow Agent shall not be liable to any party for any damages, losses or expenses which may be incurred as a result of the Escrow Agent so acting or failing to act, except the failure by the Escrow Agent to give notice to the Stockholders' Representative of receipt by the Escrow Agent of a Notice of Claim.

      (b) The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of the Share Purchase Agreement or any other agreement by and among Datastream, COMPUTEC and the Stockholders.

      (c) The Escrow Agent shall not be responsible or liable in any manner whatsoever for the performance of or by Datastream, COMPUTEC and the Stockholders of their respective obligations under this Agreement, nor shall the Escrow Agent be responsible or liable in any manner whatsoever for the failure of any third party to honor any of the provisions of this Agreement.

      (d) The parties hereto represent to the Escrow Agent that they are authorized to enter into the Escrow Agreement by their duly authorized representatives and that the Escrow Agent is entitled to rely on this representation without the need to confirm the authority of the representatives.

      (e) The duties and obligations of the Escrow Agent shall be limited to and determined solely by the express provisions of this Agreement and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent is not bound by and is under no duty to inquire into the terms or validity of any other agreements or documents, including any agreements or documents which may be related to, referred to in, or deposited with the Escrow Agent in connection with this Agreement.

      (f) The Escrow Agent shall be entitled to rely upon and shall be protected in acting in reliance upon any notice submitted to it in connection with its duties under this Escrow Agreement in the appropriate form as set forth in
Section 16 of this Agreement, which the Escrow Agent in good faith believes to have been signed or presented by the proper party or parties.

      (g) The Escrow Agent shall be entitled to consult with counsel of its own selection and the opinion of such counsel shall be full and complete authorization and protection to the Escrow Agent in respect of any action taken or omitted by the Escrow Agent hereunder in good faith and in accordance with the opinion of such counsel.

      (h) The Escrow Agent shall have the right to resign at any time and for any reason, and shall be discharged of its duties as Escrow Agent hereunder by giving written notice of its resignation to the parties hereto at least twenty (20)
Business Days prior to the date specified for such resignation to take effect. All obligations of the Escrow Agent hereunder shall cease and terminate on the effective date of its resignation and its sole responsibility thereafter shall be to deliver the Escrow Shares to a successor escrow agent to be appointed by the parties hereto, together with the Powers of Attorney previously delivered to the Escrow Agent pursuant to Section 3 hereof, whereupon such successor escrow agent shall assume all of the rights and obligations of, and be deemed to be for all purposes, the Escrow Agent hereunder.

14.       Fees of Escrow Agent and Successor Escrow Agent.
For its services hereunder (which shall include receipt and return or release of the Escrow Shares in the manner contemplated herein), the Escrow Agent shall receive no
compensation.    Any   successor   escrow   agent   appointed
hereunder   has  the  right  to   receive   compensation   in
accordance  with  his/its  normal fee  schedule.  Datastream,
on  the  one  hand,   and  the   Stockholders   (jointly  and
severally) on the other hand, shall be equally responsible for such compensation.
15.                       Indemnification.
      (a) Each of Datastream, on the one hand, and the Stockholders, on the other hand, agree to indemnify and hold the Escrow Agent harmless from and against any and all liabilities, causes of action, claims, demands, judgments, damages, costs and expenses (including reasonable attorneys fees and expenses) that may arise out of or in connection with the Escrow Agent's good faith acceptance of, or good faith performance of, its duties and obligations under this Agreement.

      (b) The Escrow Agent shall be under no duty to institute any suit or to take any remedial procedures under this Agreement or to enter any appearance or in any way defend any suit in which it is made a defendant hereunder until it shall be indemnified as provided above.

      (c) In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, or receives instructions with respect to the Escrow Shares which, in its sole discretion, are in conflict either with other instructions received by it or with any provision of this Agreement, the Escrow Agent shall have the absolute right to suspend all further performance under this Escrow Agreement (except for the safekeeping of the Escrow Shares) until the resolution of such uncertainty or conflicting instructions to the Escrow Agent's sole satisfaction by final judgment of a court of competent jurisdiction, joint written instructions from all of the other parties hereto, or otherwise.

      (d) In the event that any controversy arises between one or more of the parties hereto or any other party with respect to this Agreement or the Escrow Shares, the Escrow Agent shall not be required to determine the proper disposition of such controversy or the proper disposition of the Escrow Shares and shall have the absolute right, in its sole discretion, to hold the Escrow Shares subject to such dispute until it receives an Order directing the release of some or all of the Escrow Shares.

16.                   Instructions and Notices.
      (a) In executing and performing its duties hereunder, the Escrow Agent shall be entitled to rely upon instructions of Datastream and the Stockholders' Representative. Any instructions or orders given to the Escrow Agent pursuant to this Agreement shall be irrevocable. Any notice, payment, demand, instruction or communication required or permitted to be given by this Agreement shall be in writing and shall be deemed to have been sufficiently given or served for all purposes on the date on which the same was sent if transmitted via confirmed facsimile with a copy thereof sent by reputable, guaranteed delivery service, shipping charges prepaid, to the appropriate party at the facsimile number and address stated below:

If to Datastream:    Datastream Systems, Inc.
                     50 Datastream Plaza
                     Greenville, South Carolina 29067
                     Attn:  Larry G. Blackwell, Ph.D., P.E.
                     Facsimile:  (864) 422-5000
with a copy to:      Alston & Bird, LLP
                     1201 West Peachtree Street
                     Atlanta, Georgia 30309
                     Attn: B. Lynn Walsh, Esq.
                     Facsimile: (404) 881-7777



If to the Stockholders:   Guillermo E. Ferrari
                     Tucuman 1452 - 1 B
                     1050 Buenos Aires
                     Argentina

If to the Escrow Agent:   Alston & Bird, LLP
                     1201 West Peachtree Street
                     Atlanta, Georgia 30309
                     Attn: B. Lynn Walsh, Esq.
                     Facsimile: (404) 881-7777



Any party hereto may change its address for purposes of notice by giving notice of such change to the other parties hereto in the manner specified herein.

      (b) A Notice of Claim shall specify the amount of the Claim against the Escrow, expressed in U.S. dollars, the number of Escrow Shares required to pay the Claim determined in accordance with Section 6 of this Agreement (based on the Fair Market Value as of the date of the Notice of Claim, but subject to variance based on market fluctuation prior to the payment of the Claim), and a statement describing the nature and grounds of the Claim, specifying the section of the Share Purchase Agreement to which such Claim pertains (if applicable), and setting forth the aggregate amount of all Claims for which Datastream is seeking or has sought indemnification from the Stockholders. Any Notice of Claim shall be prepared, executed and delivered to the Escrow Agent by Datastream or its legal counsel.

      (c) A Notice of Settlement shall specify the Notice of Claim to which it relates by indicating the date of such Notice of Claim and the amount, in U.S. dollars, of the Claim against the Escrow, and shall specify the Notice of Dispute to which it relates by indicating the date of such Notice of Dispute. The Notice of Settlement shall contain a brief description of the resolution of the claim and dispute and shall include instructions to the Escrow Agent specifying the number of Escrow Shares to be released and to which party such Escrow Shares are to be released. Each Notice of Settlement must be signed by both an authorized officer of Datastream and all of the Stockholders.

(d) A Notice of Dispute shall specify the Notice of Claim to which it relates by indicating the date of such Notice of Claim and the amount, in U.S. dollars, of the

Claim against the Escrow, and shall also indicate in reasonable detail the reasons for the dispute of the Notice of Claim. The
Notice of Dispute shall be executed by all of the Stockholders and delivered to the Escrow Agent.

(e) Copies of all the notices described in the above subsections of this Section 16 shall also be sent to each of the persons listed in Section 16(a) at the respective addresses listed therein.

      (f) As noted in Section 7.9(b) of the Share Purchase Agreement, the parties to this Agreement understand and agree that the Escrow is not the exclusive source for indemnification pursuant to the Share Purchase Agreement and that such Escrow in no way limits the amount of Claims that may be made pursuant to the Share Purchase Agreement.

17.                        Governing Law.
This Agreement shall be governed by and construed in accordance with the laws of The United States of America.
18.                         Modification.
No modification or amendment to this Agreement shall be valid unless it is in writing and signed by all of the parties hereto.
19.                           Headings.
The headings in this Agreement are intended to be for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.
20.                         Severability.
Each provision of this Agreement is intended to be severable. If any section or provision is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or enforcement of the remainder of this Agreement.
21.                        Sole Agreement.
This Agreement constitutes the entire understanding of the parties hereto with respect to the subject matter hereof, which is the escrow arrangements pertaining to the Share Purchase Agreement.
22.                         Counterparts.
This Agreement and any amendment hereto may be executed by the parties in two or more counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed as and shall constitute one and the same agreement.
         [Signatures appear on the following pages.]

IN WITNESS  WHEREOF,  the  parties  hereto  have  caused this
Agreement  to be  executed  and  sealed as of the date  first written above.
DATASTREAM:                    DATASTREAM SYSTEMS, INC.

                               By: _/s/ Daniel H. Christie__________

                               Title: __CFO__________________



                                    ALSTON & BIRD, LLP


ESCROW AGENT:                  By: _/s/ B. Lynn Walsh_____________





           [Signatures continue on following page.]

STOCKHOLDERS:
                                   /s/ Carlos Pallotti
                                   --------------------------
                                    Carlos Pallotti



                                    /s/ Beatriz Aizpeitia
                                    ------------------------------------
                                    Beatriz Aizpeitia





Accepted by:
COMPUTEC STOCKHOLDERS'
REPRESENTATIVE:
                                        /s/ Guillermo Ferrari
                                        ------------------------------------
                                          Guillermo Ferrari